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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01474

AIM Stock Funds
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 100 Houston, Texas			77046
(Address of principal executive offices)			(Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(713) 626-1919

Date of fiscal year end:	7/31

Date of reporting period:	01/31/07

Item 1.    Reports to Stockholders.

AIM Dynamics Fund

Semiannual Report to Shareholders • January 31, 2007

[COVER GLOBE IMAGE]

DOMESTIC EQUITY

Mid-Cap Growth

Table of Contents

Supplemental Information	2
Letters to Shareholders	3
Performance Summary	5
Management Discussion	5
Long-term Fund Performance	7
Fund Expenses	8
Approval of Advisory Agreement	9
Schedule of Investments	F-1
Financial Statements	F-5
Notes to Financial Statements	F-8
Financial Highlights	F-15
Trustees and Officers	F-20

[AIM investment solutions]

[Graphic]	[Graphic]

[Domestic	[Fixed
Equity]	Income]

[Graphic]	[Graphic]	[Graphic]

[Allocation	[Target	[Diversified
Solutions]	Maturity]	Portfolios]

[Graphic]	[Graphic]

[Sector	[International/
Equity]	Global Equity]

[AIM Investments Logo]
— registered trademark —

AIM Dynamics Fund

AIM DYNAMICS FUND’s investment objective is long-term growth of capital.

•      Unless otherwise stated, information presented in this report is as of January 31, 2007, and is based on total net assets.

•      Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes

•      Class B shares are not available as an investment for retirement plans maintained pursuant to Section 401 of the Internal Revenue Code, including 401(k) plans, money purchase pension plans and profit sharing plans. Plans that had existing accounts invested in Class B shares prior to September 30, 2003, will continue to be allowed to make additional purchases.

•      Investor Class shares are closed to most investors. For more information on who may continue to invest in Investor Class shares, please see the prospectus.

•      Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

Principal risks of investing in the Fund

•      Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

•      Investing in a fund that invests in small and mid-sized companies involves risks not associated with investing in more established companies, such as business risk, stock price fluctuations and illiquidity.

•      Stocks are subject to market risk, meaning stock prices vary and may fall, thus reducing the value of the Fund’s investments. Certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market.

•      Investing in emerging markets involves greater risks than investing in more established markets. Risks for emerging markets include risks relating to the relatively smaller size and lesser liquidity of these markets, high inflation rates, adverse political developments and lack of timely information.

•      Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•      The Fund invests in “growth stocks” which may be more volatile than other investments because growth stocks are more sensitive to investor perceptions of an issuing company’s growth potential.

•      At any given time, the Fund may be subject to sector risk, which means a certain sector may underperform other sectors or underperform the market as a whole. The Fund is not limited with respect to the sectors in which it may invest.

•      The Fund may engage in active and frequent trading which may increase costs and lower the Fund’s actual returns. Active trading may also increase short term gains and losses, which may affect the taxes that must be paid.

•      There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired result.

About indexes used in this report

•      The unmanaged Lipper Mid-Cap Growth Funds Index represents an average of the performance of the largest mid-capitalization growth funds tracked by Lipper Inc., an independent mutual fund performance monitor.

•      The unmanaged Russell 1000 —registered trademark— Index represents the performance of the stocks of large-capitalization companies.

•      The unmanaged Russell 2000 —registered trademark— Index represents the performance of the stocks of small-capitalization companies.

•      The unmanaged Russell 3000 —registered trademark— Growth Index is a subset of the Russell 3000 —registered trademark— Index, an index of common stocks that measures performance of the largest 3,000 U.S. companies based on market capitalization. The Growth subset measures the performance of Russell 3000 companies with higher price/book ratios and higher forecasted growth values. The unmanaged Russell 3000 —registered trademark— Value Index is a subset of the Russell 3000 Index. The Value subset measures the performance of Russell 3000 companies with lower price/book ratios and lower forecasted growth values.

•      The unmanaged Russell Midcap —registered trademark— Growth Index is a subset of the Russell Midcap —registered trademark— Index, which represents the performance of the stocks of domestic mid-capitalization companies; the Growth subset measures the performance of Russell Midcap companies with higher price/book ratios and higher forecasted growth values.

•      The Russell 1000 Index, the Russell 2000 Index, the Russell 3000 Index, the Russell 3000 Growth Index, the Russell 3000 Value Index, the Russell Midcap Growth Index and the Russell Midcap Index are trademarks/service marks of the Frank Russell Company. Russell —registered trademark— is a trademark of the Frank Russell Company.

•      The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 —registered trademark— Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

•      The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

•      A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

•      The returns shown in the management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting

Continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

Fund NASDAQ Symbols

Class A Shares	IDYAX
Class B Shares	IDYBX
Class C Shares	IFDCX
Class R Shares	IDYRX
Investor Class Shares	FIDYX

Not FDIC Insured    May lose value    No bank guarantee

AIMinvestments.com

2

AIM Dynamics Fund

[TAYLOR
PHOTO]

Philip Taylor

Dear Shareholders of The AIM Family of Funds —registered trademark—:

I’m pleased to provide you with this report, which includes a discussion of how your Fund was managed during the six months ended January 31, 2007, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

Major U.S. stock market indexes rose significantly during the second half of 2006, due to continued economic expansion and a cessation of interest rate increases by the U.S. Federal Reserve Board, among other factors.(1),(2) Major fixed-income indexes also produced positive returns during the second half of 2006.(1)

As I write this letter, the consensus outlook for the economy remains positive. But we all know that markets are unpredictable and subject to sudden changes based on geopolitical or economic developments. At AIM Investments
—registered trademark—, we believe investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments offers a broad product line that gives your financial advisor options to build a portfolio that’s right for you regardless of market conditions. Our product line includes a comprehensive range of mutual funds, including domestic, global and international equity funds; taxable and tax-exempt fixed-income funds; and a variety of allocation portfolios—with risk and return characteristics to match your needs. We maintain this extensive set of product solutions because we believe in the value of diversified investment portfolios.

To provide you even more investment options, we recently launched AIM Independence Funds, six new target maturity funds that combine AIM retail mutual funds and PowerShares —registered trademark— exchange-traded funds (ETFs) as underlying investment options. ETFs are relatively low cost and potentially tax-efficient funds that trade like individual stocks. These AIM Independence Funds are intended to provide broad diversification and risk/reward levels that change as your target retirement date nears. Your financial advisor can provide you with more information about the new AIM Independence Funds.

At AIM Investments, we believe in the value of working with a trusted financial advisor. Your financial advisor can help you build a diversified investment portfolio, making periodic adjustments as market conditions and your investment goals change. While there are no guarantees with any investment program, a long-term plan matched to your financial goals, risk tolerance and time horizon offers the potential to keep you and your investments on track—and your financial advisor can provide you with valuable information and advice.

I also invite you to visit us on the Internet at AIMinvestments.com. Our Web site allows you to access your account information, review fund performance, learn more about your fund’s investment strategies and obtain general investing information—whenever it’s convenient for you.

Our commitment to you

While we’re committed to maintaining a comprehensive, easy-to-navigate Web site, we’re even more committed to providing excellent customer service. Our highly trained, courteous client services representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

All of us at AIM Investments are committed to helping you achieve your financial goals. We work every day to earn your trust, and are grateful for the confidence you’ve placed in us.

Sincerely,

/s/ Philip Taylor

Philip Taylor
President–AIM Funds
CEO, AIM Investments

March 15, 2007

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

Sources: (1)Lipper Inc.; (2)U.S. Federal Reserve Board

3

AIM Dynamics Fund

[CROCKETT
PHOTO]

Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

Your AIM Funds Board started 2007 committed to continue working with management at A I M Advisors, Inc. (AIM) with the goal of improving performance and lowering shareholder expenses for the AIM Funds.

The progress made to date is encouraging. Following the general trends of global equity markets and the U.S. stock market, the asset-weighted absolute performance for all the equity and fixed-income AIM Funds improved to 15.08% for the one-year period ended December 31, 2006, as compared to 9.13% for the one-year period ended December 31, 2005, and 11.20% for the one-year period ended December 31, 2004.(1)* The asset-weighted absolute performance for the AIM money market funds was 4.84% for the one-year period ended December 31, 2006, as compared to 3.04% for the one-year period ended December 31, 2005, and 1.23% for the one-year period ended December 31, 2004.(2)*

In November, your Board approved, subject to shareholder vote, four more AIM Fund consolidations. As always, these decisions were made to benefit existing shareholders and were driven by a desire to improve the merged funds’ performance, attract new assets and reduce costs. The asset class subcommittees of your Board’s Investments Committee are meeting frequently with portfolio managers to identify how performance might be further improved.

On the expense side, both AMVESCAP, the parent company of AIM, and AIM continue to take advantage of opportunities for operational consolidation, outsourcing and new technologies to improve cost efficiencies for your benefit. Your Board, for example, takes advantage of effective software solutions that enable us to save money through electronic information sharing. Additional cost-saving steps are under way. I’ll report more on these steps once they’re completed.

Another major Board initiative for early 2007 is the revision of the AIM Funds’ proxy voting guidelines, a project begun by a special Board task force late last year. We expect to have new procedures in place for the 2007 spring proxy season that will improve the ability of the AIM Funds to cast votes that are in the best interests of all fund shareholders.

While your Board recognizes that additional work lies ahead, we are gratified that some key external sources have recognized changes at AIM and the AIM Funds in the past two years. An article in the November 21, 2006, issue of Morningstar Report (Morningstar Inc. is a leading provider of independent mutual fund investment research) included a review of AIM’s progress, highlighting lower expenses, stronger investment teams and an improved sales culture, as well as areas for continued improvement. I’m looking forward to a return visit to Morningstar this year to review AIM Funds’ performance and governance ratings.

Your Board thanks Mark Williamson, former President and CEO of AIM Investments, who retired from your Board in 2006. He has been succeeded on your Board by Phil Taylor, President of AIM Funds. We extend a warm welcome to Phil.

I’d like to hear from you. Please write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046. Let me know your thoughts on how your Board is doing and how we might serve you better.

Sincerely,

/s/ Bruce L. Crockett

Bruce L. Crockett
Independent Chair
AIM Funds Board

March 15, 2007

Sources: *A I M Management Group Inc. and Lipper Inc.

(1)Past performance is no guarantee of future results. The asset-weighted absolute performance for the equity and fixed-income AIM Funds is derived by taking the one-year cumulative total return for each share class of each AIM Fund in existence as of December 31, 2006, (excluding money market funds) and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

(2)Past performance is no guarantee of future results. The asset-weighted absolute performance for the AIM money market funds is derived by taking the one-year cumulative total return for each share class of each AIM money market fund in existence as of December 31, 2006, and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

4

AIM Dynamics Fund

Management’s discussion of Fund performance

Performance Summary

For the six months ended January 31, 2007, and excluding applicable sales charges, AIM Dynamics Fund produced double-digit returns and outperformed its style-specific index, the Russell Midcap Growth Index.(1) Stock selection across sectors enabled the Fund to outperform the index.

Also excluding applicable sales charges, the Fund outperformed its broad market index, the S&P 500 Index.(1) This was due chiefly to the fact that mid-cap stocks generally outperformed large-cap stocks during the reporting period.(1)

Your Fund’s long-term performance appears on page 7.

Fund vs. Indexes

Cumulative total returns, 7/31/06–1/31/07, excluding applicable sales charges. If sales charges were included, returns would be lower.

Class A Shares	16.44%
Class B Shares	16.00
Class C Shares	15.98
Class R Shares	16.26
Investor Class Shares	16.44
S&P 500 Index(1) (Broad Market Index)	13.76
Russell Midcap Growth Index(1) (Style-Specific Index)	15.98
Lipper Mid-Cap Growth Funds Index(1) (Peer Group Index)	14.75

Source: (1)Lipper Inc.

How we invest

We believe a growth investment strategy is an essential component of a diversified portfolio.

Our investment process combines quantitative and fundamental analysis to uncover companies exhibiting long-term, sustainable earnings and cash flow growth that is not yet reflected by the stock’s market price.

Our quantitative model ranks companies based on factors we have found to be highly correlated with outperformance in the mid-cap growth universe, including:

•      Earnings—We focus on companies exhibiting strong growth in earnings, revenue and cash flows.

•      Quality—We focus on companies with sustainable earnings growth and management teams that profitably reinvest shareholder cash flow.

•      Valuation—We focus on companies that are attractively valued given their growth potential.

Stocks that are ranked highest by our quantitative model are the focus of our fundamental research efforts. Our fundamental analysis focuses on identifying both industries and companies with strong drivers of growth.

Risk management plays an important role in portfolio construction, as our target portfolio attempts to limit volatility and downside risk. We seek to accomplish this goal by investing in sectors, industries and companies with attractive fundamental prospects. We limit the Fund’s sector exposure and also seek to minimize stock-specific risk by building a diversified portfolio.

We consider selling a stock for any of the following reasons:

•      The stock is overvalued based on our analysis.

•      A change in fundamental metrics indicates potential problems.

•      A change in market capitalization—if a stock grows and moves into the large-cap range.

•      A better stock candidate with higher potential return is found.

Market conditions and your Fund

During the reporting period, several major market indexes reached near-multi-year highs.(1) Strong economic growth, favorable corporate earnings, continued benign inflation and the

(continued)

Portfolio Composition

By sector
Consumer Discretionary	19.2%
Information Technology	16.8
Industrials	16.3
Health Care	14.9
Financials	12.2
Energy	7.7
Telecommunication Services	5.1
Consumer Staples	3.1
Materials	1.7
Utilities	0.9
Money Market Funds Plus OtherAssets Less Liabilities	2.1

Top Five Industries*

1.	Application Software	4.4%
2.	Pharmaceuticals	4.4
3.	Wireless Telecommunication Services	4.2
4.	Aerospace & Defense	3.7
5.	Apparel, Accessories & Luxury Goods	3.5

Total Net Assets	$1.95 billion

Total Number of Holdings*	115

Top 10 Equity Holdings*

1.	Precision Castparts Corp.	1.6%
2.	NII Holdings Inc.	1.6
3.	Corrections Corp. of America	1.6
4.	CB Richard Ellis Group, Inc.-Class A	1.5
5.	Polo Ralph Lauren Corp.	1.4
6.	Foster Wheeler Ltd.	1.3
7.	Scientific Games Corp.-Class A	1.3
8.	UTI Worldwide, Inc.	1.2
9.	Aveta, Inc.	1.2
10.	McDermott International, Inc.	1.1

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

5

AIM Dynamics Fund

U.S. Federal Reserve Board’s (the Fed) decision to hold rates steady at several meetings beginning in August benefited equities, offsetting high energy prices and a slowing housing market.(2),(3)

In this environment, large-, mid- and small-cap stocks (as measured by the Russell 1000 Index, the Russell Midcap Index and the Russell 2000 Index, respectively) all had double-digit returns, with mid-cap stocks generally leading the rally by a narrow margin.(1) Additionally, growth stocks, as represented by the Russell 3000 Growth Index, generally outperformed value stocks, as measured by the Russell 3000 Value Index.(1) Positive performance was broad among Russell Midcap Growth Index sectors, with the best returns found in the materials, consumer discretionary and telecommunication services sectors.(4)

The Fund benefited from positive absolute performance in nine out of 10 economic sectors, with the highest positive impact on performance coming from holdings in the consumer discretionary, industrials and information technology (IT) sectors.(4) On a relative basis, the Fund outperformed the Russell Midcap Growth Index in five sectors, with the widest margin of outperformance in the industrials, consumer staples and energy sectors.(4)

The industrials sector rallied for much of the reporting period, and the Fund benefited from solid stock selection in several industries, including commercial services and supplies as well as construction and engineering. One holding that made a significant contribution to performance was Corrections Corporation of America, the nation’s largest owner and operator of privatized detention and juvenile facilities. The stock price of this holding rose after the company was able to secure a number of new contracts with government agencies. Precision Castparts, a company that makes casting, forgings and fasteners for the aerospace, industrials and automotive industries, was another leading contributor to Fund performance.

The Fund also benefited from strong stock selection in the more defensive consumer staples sector. Within this sector, holdings that made meaningful contributions to performance included natural cosmetics and body care product maker Bare Escentuals and Canadian-based drug-store owner Shopper’s Drug Mart. Both holdings benefited from strong growth in revenues and earnings during the reporting period.

The energy sector experienced wide swings but finished positive for the reporting period, and the Fund benefited from strong stock selection relative to its style-specific index. Within this sector, top contributors to Fund performance included Southwestern Energy and Williams Companies, two oil and gas exploration and production companies that benefited from high oil prices and strong demand for their services during the reporting period.

Despite facing a number of headwinds, consumer spending was resilient during much of the reporting period, benefiting many holdings in the consumer discretionary sector. Within this sector, Fund performance was driven by holdings from a variety of different industries. Holdings that made significant contributions included textile and luxury goods manufacturers Polo Ralph Lauren and Coach, Hilton Hotels and department store operator Nordstrom.

The Fund underperformed relative to the Russell Midcap Growth Index by the widest margin in the IT sector.(4) Within this sector, stock selection in the software industry was the most significant detractor from performance. Examples of software holdings that detracted from performance included Red Hat, Amdocs and BEA Systems. While we continued to own Amdocs and BEA Systems at the close of the reporting period, we sold Red Hat. Some of this underperformance in software stocks was offset by positive performance from other holdings including MEMC Electronics, a leading supplier of silicon wafers to semiconductor manufacturers. This holding was one of the top five contributors to Fund performance during the reporting period.

One other key detractor was Aventine Renewable Energy, which we sold before the close of the reporting period due to deteriorating fundamentals.

During the reporting period, the most significant changes to portfolio positioning included additions in the consumer discretionary, industrials, financials and utilities sectors, and reductions in the health care, materials and energy sectors.

We thank you for your investment in AIM Dynamics Fund.

Sources: (1)Lipper Inc.; (2)U.S. Federal Reserve Board; (3)Bureau of Economic Analysis; (4)Frank Russell Company

The views and opinions expressed in management’s discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index disclosures on the inside front cover.

[RASPLICKA

PHOTO]

Paul J. Rasplicka

Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Dynamics Fund. He began his investment career in 1982 and joined AIM in 1998. Mr. Rasplicka is a magna cum laude graduate of the University of Colorado at Boulder with a B.S. in business administration. He earned an M.B.A. from the University of Chicago. He is also a Chartered Investment Counselor.

[FARMER

PHOTO]

Karl F. Farmer

Chartered Financial Analyst, portfolio manager, is manager of AIM Dynamics Fund. He began his investment career in 1993 and joined AIM in 1998. Mr. Farmer is a magna cum laude graduate from Texas A&M University, where he earned a B.S. in economics. He subsequently earned his M.B.A. in finance from The Wharton School at the University of Pennsylvania.

Assisted by the Mid Cap Growth and GARP (Growth At a Reasonable Price) Team

For a presentation of your Fund’s long-term performance, please see page 7.

6

AIM Dynamics Fund

Your Fund’s long-term performance

Average Annual Total Returns

As of 1/31/07, including applicable sales charges

Class A Shares
Inception (3/28/02)	6.49%
1 Year	6.19

Class B Shares
Inception (3/28/02)	6.61%
1 Year	6.54

Class C Shares
Inception (2/14/00)	-4.26%
5 Years	6.20
1 Year	10.55

Class R Shares
Inception (10/25/05)	21.73%
1 Year	12.03

Investor Class Shares Inception (9/15/67)	9.37%
10 Years	8.15
5 Years	7.05
1 Year	12.33

Average Annual Total Returns

As of 12/31/06, the most recent calendar quarter-end, including applicable sales charges

Class A Shares
Inception (3/28/02)	5.85%
1 Year	10.06

Class B Shares
Inception (3/28/02)	5.98%
1 Year	10.71

Class C Shares
Inception (2/14/00)	-4.77%
5 Years	5.06
1 Year	14.67

Class R Shares
Inception (10/25/05)	20.02%
1 Year	16.20

Investor Class Shares Inception (9/15/67)	9.30%
10 Years	8.04
5 Years	5.90
1 Year	16.53

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R and Investor Class shares was 1.06%, 1.81%, 1.81%, 1.33% and 1.06%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the advisor not waived fees and/or reimbursed expenses in the past on Class B, Class C and Investor Class shares, performance would have been lower.

Continued from inside front cover

principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

•      Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

•      The Chartered Financial Analyst —registered trademark— (CFA —registered trademark—) designation is a globally recognized standard for measuring the competence and integrity of investment professionals.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01474 and 002-26125.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

7

AIM Dynamics Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2006, through January 31, 2007.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The Fund’s actual cumulative total returns at net asset value after expenses for the six months ended January 31, 2007, appear in the table “Fund vs. Indexes” on page 5.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL
				(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
Share	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(8/1/06)	(1/31/07)(1)	Period(2)	(1/31/07)	Period(2)	Ratio
A	$1,000.00	$1,164.40	$5.73	$1,019.91	$5.35	1.05%
B	1,000.00	1,160.00	9.80	1,016.13	9.15	1.80
C	1,000.00	1,159.80	9.80	1,016.13	9.15	1.80
R	1,000.00	1,162.60	7.09	1,018.65	6.61	1.30
Investor	1,000.00	1,164.40	5.73	1,019.91	5.35	1.05

(1)          The actual ending account value is based on the actual total return of the Fund for the period August 1, 2006, through January 31, 2007, after actual expenses and will differ from the hypothetical ending account value, which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The Fund’s actual cumulative total returns at net asset value after expenses for the six months ended January 31, 2007, appear in the table “Fund vs. Indexes” on page 5.

(2)          Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

8

AIM Dynamics Fund

Approval of Investment Advisory Agreement

The Board of Trustees of AIM Stock Funds (the “Board”) oversees the management of AIM Dynamics Fund (the “Fund”) and, as required by law, determines annually whether to approve the continuance of the Fund’s advisory agreement with A I M Advisors, Inc. (“AIM”). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the “Advisory Agreement”) between the Fund and AIM for another year, effective July 1, 2006.

The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 27, 2006 and as part of the Board’s ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

One responsibility of the independent Senior Officer of the Fund is to manage the process by which the Fund’s proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arms’ length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made a recommendation to the Board in connection with such written evaluation.

The discussion below serves as a summary of the Senior Officer’s independent written evaluation and recommendation to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm’s length negotiations.

Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

•      The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

•      The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board considered such issues as AIM’s portfolio and product review process, various back office support functions provided by AIM and AIM’s equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

•      The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund’s performance in such periods was below the median performance of such comparable funds. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund’s portfolio management team at this time. Although the independent written evaluation of the Fund’s Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

•      The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper Mid Cap Growth Funds Index. The Board noted that the Fund’s performance in such periods was below the performance of such Index. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund’s portfolio management team at this time. Although the independent written evaluation of the Fund’s Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

•      Meetings with the Fund’s portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund’s portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

•      Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

•      Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the effective advisory fee rate (before waivers) for the Fund under the Advisory Agreement. The Board noted that this rate was (i) below the effective advisory fee rate (before waivers) for a mutual fund advised by AIM with investment strategies comparable to those of the Fund; (ii) below the effective advisory fee rates (before waivers) for two variable insurance funds advised by AIM and offered to insurance company separate accounts with investment strategies comparable to those of the Fund; (iii) above the effective sub-advisory fee rate for one offshore fund advised and sub-advised by AIM affiliates with investment strategies comparable to those of the Fund, although the total advisory fees for such offshore fund were above those for the Fund; and (iv) comparable to the effective sub-advisory fee rates for two variable insurance funds sub-advised by an AIM affiliate and offered to insurance company separate accounts with investment strategies comparable to those of the Fund, although the total advisory fees for such variable insurance funds were above those for the Fund. The Board noted that AIM has agreed to limit the Fund’s total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

•      Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level at the end of the past calendar year and noted that the Fund’s rate was below the median rate of the funds advised by other advisors with investment strategies comparable to

(continued)

9

AIM Dynamics Fund

those of the Fund that the Board reviewed. The Board noted that AIM has agreed to limit the Fund’s total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

•      Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through July 31, 2006 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also noted that AIM has voluntarily agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund that is lower than the contractual agreement. The Board considered the contractual and voluntary nature of these fee waivers/expense limitations and noted that the contractual agreement remains in effect through July 31, 2006 and the voluntary agreement can be terminated at any time by AIM without further notice to investors. The Board considered the effect these fee waivers/expense limitations would have on the Fund’s estimated expenses and concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

•      Breakpoints and economies of scale. The Board reviewed the structure of the Fund’s advisory fee under the Advisory Agreement, noting that it includes six breakpoints. The Board reviewed the level of the Fund’s advisory fees, and noted that such fees, as a percentage of the Fund’s net assets, have decreased as net assets increased because the Advisory Agreement includes breakpoints. The Board noted that, due to the Fund’s asset levels at the end of the past calendar year and the way in which the advisory fee breakpoints have been structured, the Fund has yet to fully benefit from the breakpoints. The Board concluded that the Fund’s fee levels under the Advisory Agreement therefore reflect economies of scale and that it was not necessary to change the advisory fee breakpoints in the Fund’s advisory fee schedule.

•      Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements, if any (collectively, “cash balances”) of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests uninvested cash in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

•      Independent written evaluation and recommendations of the Fund’s Senior Officer. The Board noted that, upon their direction, the Senior Officer of the Fund, who is independent of AIM and AIM’s affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer’s written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer’s written evaluation.

•      Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM’s (and its affiliates’) investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM’s operations remain profitable, although increased expenses in recent years have reduced AIM’s profitability. Based on the review of the profitability of AIM’s and its affiliates’ investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

•      Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through “soft dollar” arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research may be used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

•      AIM’s financial soundness in light of the Fund’s needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

•      Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board’s knowledge of AIM’s operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

•      Other factors and current trends. The Board considered the steps that AIM and its affiliates have taken over the last several years, and continue to take, in order to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that these steps taken by AIM have improved, and are likely to continue to improve, the quality and efficiency of the services AIM and its affiliates provide to the Fund in each of these areas, and support the Board’s approval of the continuance of the Advisory Agreement for the Fund.

10

Supplement to Semiannual Report dated 1/31/07

AIM Dynamics Fund

Institutional Class Shares

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns

For periods ended 1/31/07

Inception (5/22/00)	-1.03%
5 Years	7.55
1 Year	12.86
6 Months*	16.71

Average Annual Total Returns

For periods ended 12/31/06, most recent calendar quarter-end

Inception (5/22/00)	-1.55%
5 Years	6.38
1 Year	17.02
6 Months*	8.46

*Cumulative total return that has not been annualized

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800-451-4246 or visit AIMinvestments.com.

NASDAQ Symbol	IDICX

Over for information on your Fund’s expenses.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[AIM Investments Logo]
– registered trademark –

AIMinvestments.com	I-DYN-INS-2	A I M Distributors, Inc.

Information about your Fund’s expenses

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2006, through January 31, 2007.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The Fund’s actual cumulative total return after expenses for the six months ended January 31, 2007, appears in the table on the front of this supplement.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL
(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
Share	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(8/1/06)	(1/31/07)(1)	Period(2)	(1/31/07)	Period(2)	Ratio
Institutional	$1,000.00	$1,167.10	$3.61	$1,021.88	$3.36	0.66%

(1)          The actual ending account value is based on the actual total return of the Fund for the period August 1, 2006, through January 31, 2007, after actual expenses and will differ from the hypothetical ending account value, which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The Fund’s actual cumulative total return after expenses for the six months ended January 31, 2007, appears in the table on the front of this supplement.

(2)          Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM DYNAMICS FUND

Schedule of Investments

January 31, 2007

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–97.88%
Advertising–1.86%
Clear Channel Outdoor Holdings, Inc.-Class A(a)	566,565	$16,385,060
Focus Media Holding Ltd.-ADR (China)(a)	239,061	19,760,782
		36,145,842
Aerospace & Defense–3.70%
Armor Holdings, Inc.(a)	315,364	19,079,522
Precision Castparts Corp.	353,004	31,378,526
Spirit Aerosystems Holdings Inc.-Class A(a)	705,507	21,609,679
		72,067,727
Agricultural Products–1.19%
Bunge Ltd.	177,270	13,640,926
Corn Products International, Inc.	280,236	9,598,083
		23,239,009
Air Freight & Logistics–1.20%
UTI Worldwide, Inc.	768,053	23,348,811
Alternative Carriers–0.93%
Level 3 Communications, Inc.(a)	2,917,986	18,120,693
Apparel Retail–1.97%
Abercrombie & Fitch Co.-Class A	239,896	19,081,328
Aeropostale, Inc.(a)	269,353	9,680,547
Ross Stores, Inc.	297,210	9,626,632
		38,388,507
Apparel, Accessories & Luxury Goods–3.47%
Carter's, Inc.(a)	771,233	19,589,318
Coach, Inc.(a)	454,582	20,847,131
Polo Ralph Lauren Corp.(a)	330,937	27,153,381
		67,589,830
Application Software–4.41%
Amdocs Ltd.(a)	522,492	18,120,022
BEA Systems, Inc.(a)	744,020	9,173,767
Cadence Design Systems, Inc.(a)	1,097,551	20,743,714
Citrix Systems, Inc.(a)	665,813	21,086,298
TIBCO Software Inc.(a)	1,786,869	16,582,144
		85,705,945
Asset Management & Custody Banks–0.67%
AllianceBernstein Holding L.P.	145,165	13,077,915

	Shares	Value
Biotechnology–1.92%
Cephalon, Inc.(a)	272,000	$19,695,520
Human Genome Sciences, Inc.(a)	900,000	10,602,000
Vertex Pharmaceuticals Inc.(a)	200,000	7,070,000
		37,367,520
Broadcasting & Cable TV–0.21%
XM Satellite Radio Holdings Inc.-Class A(a)	291,585	4,143,423
Building Products–0.51%
NCI Building Systems, Inc.(a)	173,438	9,872,091
Casinos & Gaming–1.73%
International Game Technology	199,173	8,656,059
Scientific Games Corp.-Class A(a)	807,325	25,059,368
		33,715,427
Communications Equipment–0.45%
Comverse Technology, Inc.(a)	451,535	8,737,202
Computer Hardware–0.53%
NCR Corp.(a)	216,299	10,250,410
Computer Storage & Peripherals–2.71%
Logitech International S.A. (Switzerland)(a)(b)	403,976	11,663,580
Network Appliance, Inc.(a)	286,883	10,786,801
QLogic Corp.(a)	922,524	16,882,189
Seagate Technology	493,419	13,366,721
		52,699,291
Construction & Engineering–1.75%
Foster Wheeler Ltd.(a)	477,242	25,518,130
KBR, Inc.(a)(c)	361,298	8,465,212
		33,983,342
Construction & Farm Machinery & Heavy Trucks–0.69%
Joy Global Inc.	290,099	13,480,900
Consumer Electronics–0.90%
Harman International Industries, Inc.	185,596	17,551,814
Data Processing & Outsourced Services–2.06%
Alliance Data Systems Corp.(a)	305,038	20,721,231
Fidelity National Information Services, Inc.	456,800	19,423,136
		40,144,367

F-1

AIM DYNAMICS FUND

	Shares	Value
Department Stores–1.14%
Nordstrom, Inc.	397,308	$22,134,029
Diversified Commercial & Professional Services–2.62%
Corrections Corp. of America(a)	619,804	30,196,851
IHS Inc.-Class A(a)	544,943	20,740,530
		50,937,381
Drug Retail–0.96%
Shoppers Drug Mart Corp. (Canada)	435,800	18,625,293
Electrical Components & Equipment–2.02%
Acuity Brands, Inc.	346,068	20,075,405
Cooper Industries, Ltd.-Class A	210,894	19,273,602
		39,349,007
Electronic Equipment Manufacturers–1.49%
Agilent Technologies, Inc.(a)	277,479	8,879,328
Amphenol Corp.-Class A	297,801	20,167,084
		29,046,412
Fertilizers & Agricultural Chemicals–0.61%
Potash Corp. of Saskatchewan Inc. (Canada)	76,003	11,858,748
General Merchandise Stores–0.48%
Dollar Tree Stores, Inc.(a)	297,673	9,364,793
Health Care Distributors–1.06%
Schein (Henry), Inc.(a)	404,300	20,526,311
Health Care Equipment–1.36%
Hologic, Inc.(a)	300,000	16,665,000
Intuitive Surgical, Inc.(a)	100,000	9,841,000
		26,506,000
Health Care Facilities–1.08%
Psychiatric Solutions, Inc.(a)	540,000	21,027,600
Health Care Services–0.83%
Healthways, Inc.(a)	355,000	16,120,550
Health Care Technology–0.98%
Cerner Corp.(a)	423,000	19,005,390
Hotels, Resorts & Cruise Lines–1.97%
Hilton Hotels Corp.	541,581	19,166,552
Starwood Hotels & Resorts Worldwide, Inc.	305,554	19,121,569
		38,288,121
Housewares & Specialties–0.99%
Jarden Corp.(a)	523,456	19,195,131

	Shares	Value
Human Resource & Employment Services–0.34%
Monster Worldwide Inc.(a)	132,830	$6,563,130
Independent Power Producers & Energy Traders–0.91%
KGEN Power Corp. (Acquired 01/12/07; Cost $17,755,584)(a)(d)(e)	1,268,256	17,755,584
Industrial Conglomerates–1.14%
McDermott International, Inc.(a)	430,000	22,205,200
Industrial Machinery–1.03%
Kaydon Corp.	463,398	19,972,454
Internet Software & Services–1.88%
aQuantive, Inc.(a)	423,964	11,362,235
Digital River, Inc.(a)	187,383	9,590,262
WebEx Communications, Inc.(a)	419,052	15,538,448
		36,490,945
Investment Banking & Brokerage–3.03%
E*TRADE Financial Corp.(a)	412,069	10,046,242
FBR Capital Markets Corp. (Acquired 07/14/06; Cost $9,454,500)(a)(d)	630,300	9,549,045
Lazard Ltd.-Class A (Bermuda)	405,236	20,569,780
Schwab (Charles) Corp. (The)	993,212	18,791,571
		58,956,638
IT Consulting & Other Services–1.07%
Cognizant Technology Solutions Corp. -Class A(a)	243,720	20,786,879
Life Sciences Tools & Services–1.09%
Pharmaceutical Product Development, Inc.	615,000	21,217,500
Managed Health Care–2.18%
Aveta, Inc. (Acquired 12/21/05-02/21/06; Cost $18,389,812)(a)(d)	1,340,000	22,780,000
Humana Inc.(a)	355,000	19,702,500
		42,482,500
Marine–0.53%
American Commercial Lines Inc.(a)	147,086	10,360,738
Mortgage REIT's–1.05%
RAIT Financial Trust	548,800	20,519,632
Office REIT's–0.40%
Douglas Emmett, Inc.	281,302	7,696,423
Oil & Gas Drilling–2.05%
ENSCO International Inc.	392,000	19,941,040
GlobalSantaFe Corp.	344,000	19,955,440
		39,896,480

F-2

AIM DYNAMICS FUND

	Shares	Value
Oil & Gas Equipment & Services–2.59%
Cameron International Corp.(a)	377,000	$19,792,500
National-Oilwell Varco Inc.(a)	250,000	15,160,000
Weatherford International Ltd.(a)	380,000	15,344,400
		50,296,900
Oil & Gas Exploration & Production–2.03%
Rosetta Resources, Inc. (a)(e)	1,000,000	18,810,000
Southwestern Energy Co.	540,000	20,768,400
		39,578,400
Oil & Gas Storage & Transportation–0.99%
Williams Cos., Inc. (The)	711,000	19,189,890
Personal Products–0.99%
Bare Escentuals, Inc.(a)	527,051	19,232,091
Pharmaceuticals–4.38%
Adams Respiratory Therapeutics, Inc.(a)	335,000	15,024,750
Allergan, Inc.	132,000	15,405,720
Barr Pharmaceuticals Inc.(a)	370,000	19,802,400
New River Pharmaceuticals Inc.(a)(c)	270,000	15,093,000
Warner Chilcott Ltd.-Class A(a)	1,340,000	19,899,000
		85,224,870
Property & Casualty Insurance–1.72%
First American Corp.	455,044	19,284,765
OneBeacon Insurance Group Ltd.(a)	548,689	14,205,558
		33,490,323
Real Estate Management & Development–2.52%
CB Richard Ellis Group, Inc.-Class A(a)	786,257	29,571,126
Meruelo Maddux Properties, Inc.(a)	1,814,766	19,381,701
		48,952,827
Regional Banks–1.10%
Centennial Bank Holdings Inc. (a)(e)	657,120	5,822,083
Signature Bank(a)	472,278	15,637,125
		21,459,208
Restaurants–1.02%
Burger King Holdings Inc.(a)	959,233	19,913,677
Semiconductor Equipment–1.17%
Lam Research Corp.(a)	286,345	13,117,464
MEMC Electronic Materials, Inc.(a)	184,045	9,643,958
		22,761,422

	Shares	Value
Semiconductors–0.51%
Intersil Corp.-Class A	423,454	$9,976,576
Specialized Finance–1.56%
Chicago Mercantile Exchange Holdings Inc.-Class A	33,134	18,664,382
IntercontinentalExchange Inc.(a)	88,897	11,605,503
		30,269,885
Specialty Stores–3.40%
Dick's Sporting Goods, Inc.(a)	197,211	10,154,395
Office Depot, Inc.(a)	454,871	17,007,627
PetSmart, Inc.	638,717	19,506,417
Staples, Inc.	758,431	19,506,845
		66,175,284
Steel–1.12%
Allegheny Technologies, Inc.	210,274	21,761,256
Technology Distributors–0.52%
Arrow Electronics, Inc.(a)	287,152	10,122,108
Thrifts & Mortgage Finance–0.18%
People's Choice Financial Corp. (Acquired 12/21/04; Cost $23,815,000)(a)(d)	2,381,500	3,572,250
Trading Companies & Distributors–0.76%
WESCO International, Inc.(a)	243,472	14,783,620
Wireless Telecommunication Services–4.17%
American Tower Corp.-Class A(a)	506,600	20,177,878
Crown Castle International Corp.(a)	576,308	20,262,989
Leap Wireless International, Inc.(a)	154,168	10,127,296
NII Holdings Inc.(a)	413,700	30,531,060
		81,099,223
Total Common Stocks & Other Equity Interests (Cost $1,574,758,962)		1,904,378,745
Money Market Funds–1.94%
Liquid Assets Portfolio-Institutional Class(f)	18,909,294	18,909,294
Premier Portfolio-Institutional Class(f)	18,909,294	18,909,294
Total Money Market Funds (Cost $37,818,588)		37,818,588
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities loaned)–99.82% (Cost $1,612,577,550)		1,942,197,333

F-3

AIM DYNAMICS FUND

	Shares	Value
Investments Purchased with Cash Collateral from Securities Loaned
Money Market Funds–0.94%
Premier Portfolio-Institutional Class(f)(g)	18,314,351	$18,314,351
Total Money Market Funds (purchased with cash collateral from securities loaned) (Cost $18,314,351)		18,314,351
TOTAL INVESTMENTS–100.76% (Cost $1,630,891,901)		1,960,511,684
OTHER ASSETS LESS LIABILITIES–(0.76)%		(14,842,878)
NET ASSETS–100.00%		$1,945,668,806

Investment Abbreviations:

ADR	–	American Depositary Receipt

REIT	–	Real Estate Investment Trust

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The value of this security at January 31, 2007 represented 0.60% of the Fund's Net Assets. See Note 1A.

(c)  All or a portion of this security was out on loan at January 31, 2007.

(d)  Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at January 31, 2007 was $53,656,879, which represented 2.76% of the Fund's Net Assets. These securities are considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at time of purchase.

(e)  Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at January 31, 2007 was $42,387,667, which represented 2.18% of the Fund's Net Assets. See Note 1A.

(f)  The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

(g)  The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-4

AIM DYNAMICS FUND

Statement of Assets and Liabilities

January 31, 2007

(Unaudited)

Assets:
Investments, at value (cost $1,574,758,962)*	$1,904,378,745
Investments in affiliated money market funds (cost $56,132,939)	56,132,939
Total investments (cost $1,630,891,901)	1,960,511,684
Cash	3,852,784
Foreign currencies, at value (cost $51,221)	51,367
Receivables for:
Investments sold	25,304,865
Fund shares sold	2,036,333
Dividends	397,809
Investment for trustee deferred compensation and retirement plans	451,928
Other assets	142,640
Total assets	1,992,749,410
Liabilities:
Payables for:
Investments purchased	23,354,026
Fund shares reacquired	2,677,252
Trustee deferred compensation and retirement plans	600,956
Collateral upon return of securities loaned	18,314,351
Accrued distribution fees	444,615
Accrued trustees' and officer's fees and benefits	3,564
Accrued transfer agent fees	1,353,856
Accrued operating expenses	331,984
Total liabilities	47,080,604
Net assets applicable to shares outstanding	$1,945,668,806
Net assets consist of:
Shares of beneficial interest	$3,922,584,589
Undistributed net investment income (loss)	(5,295,504)
Undistributed net realized gain (loss)	(2,301,240,208)
Unrealized appreciation	329,619,929
$1,945,668,806

Net Assets:
Class A	$156,376,420
Class B	$65,057,625
Class C	$34,873,124
Class R	$2,944,769
Investor Class	$1,561,377,402
Institutional Class	$125,039,466
Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	7,122,061
Class B	3,073,314
Class C	1,679,530
Class R	134,570
Investor Class	71,123,541
Institutional Class	5,543,512
Class A:
Net asset value per share	$21.96
Offering price per share (Net asset value of $21.96 ÷ 94.50%)	$23.24
Class B:
Net asset value and offering price per share	$21.17
Class C:
Net asset value and offering price per share	$20.76
Class R:
Net asset value and offering price per share	$21.88
Investor Class:
Net asset value and offering price per share	$21.95
Institutional Class:
Net asset value and offering price per share	$22.56

*  At January 31, 2007, securities with an aggregate value of $17,666,960 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-5

AIM DYNAMICS FUND

Statement of Operations

For the six months ended January 31, 2007

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $18,871)	$3,703,026
Dividends from affiliated money market funds (includes securities lending income of $112,842)	1,447,982
Total investment income	5,151,008
Expenses:
Advisory fees	5,039,243
Administrative services fees	224,961
Custodian fees	61,664
Distribution fees:
Class A	184,993
Class B	325,713
Class C	169,509
Class R	6,618
Investor Class	1,951,126
Transfer agent fees — A, B, C, R and Investor	1,802,525
Transfer agent fees — Institutional	30,516
Trustees' and officer's fees and benefits	40,197
Other	339,134
Total expenses	10,176,199
Less: Fees waived, expenses reimbursed and expense offset arrangements	(78,028)
Net expenses	10,098,171
Net investment income (loss)	(4,947,163)
Realized and unrealized gain (loss):
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $1,482,807)	160,501,116
Foreign currencies	104,502
Option contracts written	492,730
161,098,348
Change in net unrealized appreciation (depreciation) of:
Investment securities	131,885,654
Foreign currencies	(16)
131,885,638
Net realized and unrealized gain	292,983,986
Net increase in net assets resulting from operations	$288,036,823

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-6

AIM DYNAMICS FUND

Statement of Changes In Net Assets

For the six months ended January 31, 2007 and the year ended July 31, 2006

(Unaudited)

	January 31, 2007	July 31, 2006
Operations:
Net investment income (loss)	$(4,947,163)	$(4,736,529)
Net realized gain	161,098,348	333,125,644
Change in net unrealized appreciation (depreciation)	131,885,638	(216,437,245)
Net increase in net assets resulting from operations	288,036,823	111,951,870
Share transactions-net:
Class A	(1,742,738)	124,643,858
Class B	(8,947,433)	66,238,482
Class C	(2,706,385)	24,993,936
Class K	—	(14,330,493)
Class R	119,615	2,605,622
Investor Class	(204,125,413)	(576,161,663)
Institutional Class	42,882,754	54,337,242
Net increase (decrease) in net assets resulting from share transactions	(174,519,600)	(317,673,016)
Net increase (decrease) in net assets	113,517,223	(205,721,146)
Net assets:
Beginning of period	1,832,151,583	2,037,872,729
End of period (including undistributed net investment income (loss) of $(5,295,504) and $(348,341), respectively)	$1,945,668,806	$1,832,151,583

See accompanying Notes to Financial Statements which are an integral part of the financial statements.
F-7

AIM DYNAMICS FUND

Notes to Financial Statements

January 31, 2007

(Unaudited)

NOTE 1—Significant Accounting Policies

AIM Dynamics Fund (the "Fund") is a series portfolio of AIM Stock Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund's investment objective is long-term capital growth.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.  Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B.  Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net

F-8

AIM DYNAMICS FUND

investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.  Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D.  Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.  Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F.  Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.  Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

H.  Indemnifications — Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.  Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Taxes are accrued based on the Fund's current interpretation of tax regulations and rates that exist in the foreign markets in which the Fund invests.

J.  Foreign Currency Contracts — A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

K.  Call Options Written and Purchased — The Fund may write and buy call options. A call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security at the stated exercise price during the option period. Options written by the Fund

F-9

AIM DYNAMICS FUND

normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operation. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

L.  Put Options Purchased — The Fund may purchase put options including options on securities indexes and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

M.  Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

Average Net Assets	Rate
First $350 million	0.60%
Next $350 million	0.55%
Next $1.3 billion	0.50%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the six months ended January 31, 2007, AIM waived advisory fees of $7,578.

At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended January 31, 2007, AMVESCAP reimbursed expenses of the Fund in the amount of $6,653.

The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the six months ended January 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to

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AIM DYNAMICS FUND

certain limitations approved by the Trust's Board of Trustees. For the six months ended January 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended January 31, 2007, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended January 31, 2007, ADI advised the Fund that it retained $21,812 in front-end sales commissions from the sale of Class A shares and $0, $26,335, $758 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the six months ended January 31, 2007.

Investments of Daily Available Cash Balances:

Fund	Value 07/31/06	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Value 01/31/07	Dividend Income	Realized Gain (Loss)
Liquid Assets Portfolio-Institutional Class	$24,676,875	$259,706,493	$(265,474,074)	$—	$18,909,294	$668,537	$—
Premier Portfolio-Institutional Class	24,676,875	259,706,493	(265,474,074)	—	18,909,294	666,603	—
Subtotal	$49,353,750	$519,412,986	$(530,948,148)	$—	$37,818,588	$1,335,140	$—

Investments of Cash Collateral from Securities Lending Transactions:

Fund	Value 07/31/06	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Value 01/31/07	Dividend Income *	Realized Gain (Loss)
Premier Portfolio-Institutional Class	$13,256,977	$425,112,768	$(420,055,394)	$—	$18,314,351	$112,842	$—
Total Investments in Affiliates	$62,610,727	$944,525,754	$(951,003,542)	$—	$56,132,939	$1,447,982	$—

*  Net of compensation to counterparties.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the six months ended January 31, 2007, the Fund engaged in securities sales of $12,968,022, which resulted in net realized gains of $1,482,807, and securities purchases of $41,869,648.

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AIM DYNAMICS FUND

NOTE 5—Expense Offset Arrangements

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit to be used to offset future custodian fees. For the six months ended January 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $63,797.

NOTE 6—Trustees' and Officer's Fees and Benefits

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the six months ended January 31, 2007, the Fund paid legal fees of $5,572 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Borrowings

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceed 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

During the six months ended January 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 8—Portfolio Securities Loaned

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

At January 31, 2007, securities with an aggregate value of $17,666,960 were on loan to brokers. The loans were secured by cash collateral of $18,314,351 received by the Fund and subsequently invested in an affiliated money market fund. For the six months ended January 31, 2007, the Fund received dividends on cash collateral investments of $112,842 for securities lending transactions, which are net of compensation to counterparties.

F-12

AIM DYNAMICS FUND

NOTE 9—Options Contracts Written

Transactions During the Period

	Call Option Contracts
	Number of Contracts	Premiums Received
Beginning of period	—	$—
Written	5,147	883,581
Closed	(1,428)	(206,860)
Exercised	(1,997)	(338,032)
Expired	(1,722)	(338,689)
End of period	—	$—

NOTE 10—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of July 31, 2006 which expires as follows:

Expiration	Capital Loss Carryforward*
July 31, 2009	$49,723,352
July 31, 2010	119,241,197
July 31, 2011	2,290,224,850
Total capital loss carryforward	$2,459,189,399

*  Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of April 10, 2006, the date of the reorganization of AIM Mid Cap Growth Fund into the Fund, are realized on securities held in each fund on such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended January 31, 2007 was $975,276,592 and $1,154,581,442, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as wash sales, that have occurred since the prior fiscal year-end.

  Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$360,779,970
Aggregate unrealized (depreciation) of investment securities	(31,223,587)
Net unrealized appreciation of investment securities	$329,556,383

Cost of investments for tax purposes is $1,630,955,301.

F-13

AIM DYNAMICS FUND

NOTE 12—Share Information

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Investor Class and Institutional Class. The Fund formerly offered Class K shares; however, as of the close of business October 21, 2005, the Class K shares were converted to Class A shares. Investor Class shares of the Fund are offered only to certain grandfathered investors.

Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Class B shares and Class C shares are sold with CDSC. Class R, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase.

Changes in Shares Outstanding

	Six months ended January 31, 2007(a)		Year ended July 31, 2006
	Shares	Amount	Shares	Amount
Sold:
Class A	999,532	$20,271,325	1,703,160	$32,837,370
Class B	133,555	2,618,763	348,459	6,503,339
Class C	109,806	2,130,375	262,854	4,854,617
Class K(b)	—	—	51,624	898,024
Class R(c)	38,414	778,270	22,425	437,867
Investor Class	3,564,558	72,935,065	12,588,527	237,487,946
Institutional Class	2,301,161	47,354,710	3,465,184	65,393,351
Issued in connection with acquisitions:(d)
Class A	—	—	4,821,114	97,786,142
Class B	—	—	3,470,509	68,293,539
Class C	—	—	1,377,763	26,591,264
Class R(c)	—	—	124,361	2,519,218
Institutional Class	—	—	646	13,412
Automatic conversion of Class B shares to Class A shares:
Class A	59,197	1,195,301	49,794	967,614
Class B	(61,272)	(1,195,301)	(51,390)	(967,614)
Conversion of Class K shares to Class A shares:(e)
Class A	—	—	767,465	12,931,786
Class K	—	—	(775,752)	(12,931,786)
Reacquired:
Class A	(1,137,229)	(23,209,364)	(1,038,463)	(19,879,054)
Class B	(529,916)	(10,370,895)	(405,033)	(7,590,782)
Class C	(250,232)	(4,836,760)	(356,922)	(6,451,945)
Class K(b)	—	—	(131,411)	(2,296,731)
Class R(c)	(32,999)	(658,655)	(17,631)	(351,463)
Investor Class	(13,597,767)	(277,060,478)	(43,519,725)	(813,649,609)
Institutional Class	(214,164)	(4,471,956)	(579,198)	(11,069,521)
	(8,617,356)	$(174,519,600)	(17,821,640)	$(317,673,016)

(a)  There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 13% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)  Class K shares activity for the period August 1, 2005 through October 31, 2005 (date of conversion).

(c)  Class R shares commenced operations on October 25, 2005.

(d)  As of the opening of business on April 10, 2006, the Fund acquired all the net assets of AIM Mid Cap Growth Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 14, 2005 and by the shareholders of AIM Mid Cap Growth Fund on March 16, 2006. The acquisition was accomplished by a tax free exchange of 9,794,393 shares of the Fund for 16,365,494 shares of AIM Mid Cap Growth Fund shares outstanding as of the close of business on April 7, 2006. Each class of shares of AIM Mid Cap Growth Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of AIM Mid Cap Growth Fund to the net asset value of the Fund on the close of business, April 7, 2006. AIM Mid Cap Growth Fund's net assets as of the close of business on April 7, 2006 of $195,203,575 including $43,051,517 of unrealized appreciation, were combined with the net assets of the Fund immediately before the acquisition of $1,956,665,343. The combined aggregate net assets of the Fund subsequent to the reorganization were $2,151,868,918.

(e)  Effective as of close of business October 21, 2005, all outstanding Class K shares were converted to Class A shares of the Fund.

F-14

AIM DYNAMICS FUND

NOTE 13—New Accounting Standard

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending July 31, 2008.

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Six months ended January 31,		Year ended July 31,								March 28, 2002 (Date sales commenced) to July 31,
	2007		2006		2005		2004		2003		2002
Net asset value, beginning of period	$18.86		$17.71		$14.21		$12.84		$10.82		$15.30
Income from investment operations:
Net investment income (loss)	(0.05)		(0.05	)(a)	(0.08	)(a)	(0.13	)(a)	(0.09	)(b)	(0.03	)(a)
Net gains (losses) on securities (both realized and unrealized)	3.15		1.20		3.58		1.50		2.11		(4.45)
Total from investment operations	3.10		1.15		3.50		1.37		2.02		(4.48)
Net asset value, end of period	$21.96		$18.86		$17.71		$14.21		$12.84		$10.82
Total return(c)	16.44%		6.49%		24.63%		10.67%		18.56%		(29.22)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$156,376		$135,778		$15,895		$12,692		$6,108		$2,006
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.05	%(d)	1.06%		1.24%		1.30%		1.24%		1.11	%(e)
Without fee waivers and/or expense reimbursements	1.05	%(d)	1.06%		1.25%		1.31%		1.24%		1.11	%(e)
Ratio of net investment income (loss) to average net assets	(0.50	)%(d)	(0.24)%		(0.53)%		(0.89)%		(0.81)%		(0.76	)%(e)
Portfolio turnover rate(f)	53%		120%		87%		95%		91%		81%

(a)  Calculated using average shares outstanding.

(b)  The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.18) for the year ended July 31, 2003.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(d)  Ratios are annualized and based on average daily net assets of $146,788,043.

(e)  Annualized.

(f)  Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

F-15

AIM DYNAMICS FUND

NOTE 14—Financial Highlights—(continued)

	Class B
	Six months ended January 31,		Year ended July 31,								March 28, 2002 (Date sales commenced) to July 31,
	2007		2006		2005		2004		2003		2002
Net asset value, beginning of period	$18.25		$17.27		$13.94		$12.69		$10.78		$15.30
Income from investment operations:
Net investment income (loss)	(0.13)		(0.19	)(a)	(0.18	)(a)	(0.22	)(a)	(0.08	)(b)	(0.06	)(a)
Net gains (losses) on securities (both realized and unrealized)	3.05		1.17		3.51		1.47		1.99		(4.46)
Total from investment operations	2.92		0.98		3.33		1.25		1.91		(4.52)
Net asset value, end of period	$21.17		$18.25		$17.27		$13.94		$12.69		$10.78
Total return(c)	16.00%		5.67%		23.89%		9.85%		17.72%		(29.54)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$65,058		$64,434		$2,908		$2,282		$1,409		$390
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.80	%(d)	1.81%		1.90%		1.95%		1.96%		2.09	%(e)
Without fee waivers and/or expense reimbursements	1.80	%(d)	1.81%		1.91%		2.26%		2.52%		2.09	%(e)
Ratio of net investment income (loss) to average net assets	(1.25	)%(d)	(0.99)%		(1.19)%		(1.54)%		(1.53)%		(1.71	)%(e)
Portfolio turnover rate(f)	53%		120%		87%		95%		91%		81%

(a)  Calculated using average shares outstanding.

(b)  The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.17) for the year ended July 31, 2003.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(d)  Ratios are annualized and based on average daily net assets of $64,661,646.

(e)  Annualized.

(f)  Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

	Class C
	Six months ended January 31,		Year ended July 31,
	2007		2006		2005		2004		2003		2002
Net asset value, beginning of period	$17.90		$16.93		$13.67		$12.44		$10.60		$17.04
Income from investment operations:
Net investment income (loss)	(0.13)		(0.18	)(a)	(0.18	)(a)	(0.22	)(a)	(0.18	)(b)	(0.25	)(b)
Net gains (losses) on securities (both realized and unrealized)	2.99		1.15		3.44		1.45		2.02		(6.17)
Total from investment operations	2.86		0.97		3.26		1.23		1.84		(6.42)
Less distributions from net realized gains	—		—		—		—		—		(0.02)
Net asset value, end of period	$20.76		$17.90		$16.93		$13.67		$12.44		$10.60
Total return(c)	15.98%		5.73%		23.85%		9.89%		17.47%		(37.76)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$34,873		$32,577		$9,081		$11,287		$13,537		$13,440
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.80	%(d)	1.81%		1.90%		1.95%		1.96%		1.96%
Without fee waivers and/or expense reimbursements	1.80	%(d)	1.81%		1.91%		2.67%		3.05%		2.16%
Ratio of net investment income (loss) to average net assets	(1.25	)%(d)	(0.99)%		(1.19)%		(1.54)%		(1.54)%		(1.59)%
Portfolio turnover rate(e)	53%		120%		87%		95%		91%		81%

(a)  Calculated using average shares outstanding.

(b)  The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.27) and $(0.38) for the years ended July 31, 2003 and 2002, respectively.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.

(d)  Ratios are annualized and based on average daily net assets of $33,625,439.

(e)  Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

F-16

AIM DYNAMICS FUND

NOTE 14—Financial Highlights—(continued)

	Class R
	Six months ended January 31, 2007		October 25, 2005 (Date sales commenced) to July 31, 2006
Net asset value, beginning of period	$18.82		$17.05
Income from investment operations:
Net investment income (loss)	(0.07)		(0.07	)(a)
Net gains on securities (both realized and unrealized)	3.13		1.84
Total from investment operations	3.06		1.77
Net asset value, end of period	$21.88		$18.82
Total return(b)	16.26%		10.38%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$2,945		$2,430
Ratio of expenses to average net assets	1.30	%(c)	1.33	%(d)
Ratio of net investment income (loss) to average net assets	(0.75	)%(c)	(0.51	)%(d)
Portfolio turnover rate(e)	53%		120%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.

(c)  Ratios are annualized and based on average daily net assets of $2,625,429.

(d)  Annualized.

(e)  Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

	Investor Class
	Six months ended January 31,		Year ended July 31,
	2007		2006		2005		2004		2003		2002
Net asset value, beginning of period	$18.85		$17.71		$14.19		$12.81		$10.81		$17.23
Income from investment operations:
Net investment income (loss)	(0.05)		(0.04	)(a)	(0.07	)(a)	(0.11	)(a)	(0.00	)(b)	(0.00	)(b)
Net gains (losses) on securities (both realized and unrealized)	3.15		1.18		3.59		1.49		2.00		(6.40)
Total from investment operations	3.10		1.14		3.52		1.38		2.00		(6.40)
Less distributions from net realized gains	—		—		—		—		—		(0.02)
Net asset value, end of period	$21.95		$18.85		$17.71		$14.19		$12.81		$10.81
Total return(c)	16.44%		6.44%		24.81%		10.77%		18.50%		(37.17)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$1,561,377		$1,530,105		$1,984,687		$2,992,578		$3,863,821		$3,688,213
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	1.05	%(d)	1.06%		1.15%		1.19%		1.21%		1.21%
Without fee waivers and/or expense reimbursements	1.05	%(d)	1.06%		1.16%		1.29%		1.46%		1.23%
Ratio of net investment income (loss) to average net assets	(0.50	)%(d)	(0.24)%		(0.44)%		(0.78)%		(0.78)%		(0.86)%
Portfolio turnover rate(e)	53%		120%		87%		95%		91%		81%

(a)  Calculated using average shares outstanding.

(b)  The net investment income (loss) per share was calculated after permanent book tax differences, such as net operating losses, which were reclassified from accumulated net investment income (loss) to paid in capital. Had net investment income (loss) per share been calculated using the current method, which is before reclassification of net operating losses, net investment income (loss) per share would have been $(0.09) and $(0.14) for the years ended July 31, 2003 and 2002, respectively.

(c)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.

(d)  Ratios are annualized and based on average daily net assets of $1,548,175,952.

(e)  Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

F-17

AIM DYNAMICS FUND

NOTE 14—Financial Highlights—(continued)

	Institutional Class
	Six months ended January 31,		Year ended July 31,
	2007		2006	2005	2004		2003	2002
Net asset value, beginning of period	$19.33		$18.08	$14.42	$12.96		$10.88	$17.28
Income from investment operations:
Net investment income (loss)	(0.01)		0.03 (a)	0.01 (a)	(0.04	)(a)	(0.04)	(0.08	)(a)
Net gains (losses) on securities (both realized and unrealized)	3.24		1.22	3.65	1.50		2.12	(6.30)
Total from investment operations	3.23		1.25	3.66	1.46		2.08	(6.38)
Less distributions from net realized gains	—		—	—	—		—	(0.02)
Net asset value, end of period	$22.56		$19.33	$18.08	$14.42		$12.96	$10.88
Total return(b)	16.71%		6.91%	25.38%	11.26%		19.12%	(36.95)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$125,039		$66,829	$10,305	$12,987		$30,788	$25,133
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	0.66	%(c)	0.63%	0.63%	0.71%		0.78%	0.84%
Without fee waivers and/or expense reimbursements	0.66	%(c)	0.63%	0.64%	0.72%		0.78%	0.84%
Ratio of net investment income (loss) to average net assets	(0.11	)%(c)	0.19%	0.08%	(0.30)%		(0.34)%	(0.53)%
Portfolio turnover rate(d)	53%		120%	87%	95%		91%	81%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.

(c)  Ratios are annualized and based on average daily net assets of $98,438,343.

(d)  Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 15—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

Pending Litigation and Regulatory Inquiries

On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

F-18

AIM DYNAMICS FUND

NOTE 15—Legal Proceedings—(continued)

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

•  that the defendants permitted improper market timing and related activity in the AIM Funds;

•  that certain AIM Funds inadequately employed fair value pricing; and

•  that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

F-19

AIM Dynamics Fund

Trustees and Officers

Board of Trustees

Bob R. Baker

Frank S. Bayley

James T. Bunch

Bruce L. Crockett

Chair

Albert R. Dowden

Jack M. Fields

Martin L. Flanagan

Carl Frischling

Robert H. Graham

Vice Chair

Prema Mathai-Davis

Lewis F. Pennock

Ruth H. Quigley

Larry Soll

Raymond Stickel Jr.

Philip A. Taylor

Officers

Philip A. Taylor

President and Principal
Executive Officer

Todd L. Spillane

Chief Compliance Officer

Russell C. Burk

Senior Vice President and Senior Officer

John M. Zerr

Senior Vice President, Secretary and Chief Legal Officer

Sidney M. Dilgren

Vice President, Treasurer and
Principal Financial Officer

Lisa O. Brinkley

Vice President

Kevin M. Carome

Vice President

Karen Dunn Kelley

Vice President

Office of the Fund

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Investment Advisor

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Transfer Agent

AIM Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110-2801

Counsel to the Fund

Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599

Counsel to the Independent Trustees

Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

Distributor

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

F-20

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eDelivery is the process of receiving your fund and account information via e-mail. Once your quarterly statements, tax forms, fund reports, and prospectuses are available, we will send you an e-mail notification containing links to these documents. For security purposes, you will need to log in to your account to view your statements and tax forms.

Why sign up?

Register for eDelivery to:

•      save your Fund the cost of printing and postage.

•      reduce the amount of paper you receive.

•      gain access to your documents faster by not waiting for the mail.

•      view your documents online anytime at your convenience.

•      save the documents to your personal computer or print them out for your records.

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It’s easy. Just follow these simple steps:

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3.     Select “Register for eDelivery” and complete the consent process.

This AIM service is provided by AIM Investment Services, Inc.

If used after April 20, 2007, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and exchange-traded funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $469 billion in assets under management as of January 31, 2007.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other information about AIM Funds, obtain a prospectus from your financial advisor and read it carefully before investing.

AIMinvestments.com	I-DYN-SAR-1	A I M Distributors, Inc.

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– registered trademark –

AIM S&P 500 Index Fund

Semiannual Report to Shareholders • January 31, 2007

[COVER GLOBE IMAGE]

DOMESTIC EQUITY

Large-Cap Blend

Table of Contents

Supplemental Information	2
Letters to Shareholders	3
Performance Summary	5
Management Discussion	5
Long-term Fund Performance	7
Fund Expenses	8
Approval of Advisory Agreement	9
Schedule of Investments	F-1
Financial Statements	F-11
Notes to Financial Statements	F-13
Financial Highlights	F-18
Trustees and Officers	F-21

[AIM investment solutions]

[Graphic]	[Graphic]

[Domestic	[Fixed
Equity]	Income]

[Graphic]	[Graphic]	[Graphic]

[Allocation	[Target	[Diversified
Solutions]	Maturity]	Portfolios]

[Graphic]	[Graphic]

[Sector	[International/
Equity]	Global Equity]

[AIM Investments Logo]
— registered trademark —

AIM S&P 500 Index Fund

AIM S&P 500 INDEX FUND’s investment objective is price performance and income comparable to the Standard & Poor’s 500 Index (the S&P 500 —registered trademark— Index).

•                  Unless otherwise stated, information presented in this report is as of January 31, 2007, and is based on total net assets.

•                  Unless otherwise noted, all data in this report are from A I M Management Group Inc.

About share classes

•                  Investor Class shares are closed to most investors. For more information on who may continue to invest in Investor Class shares, please see the prospectus.

Principal risks of investing in the Fund

•                  Prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

•                  To the extent the Fund holds cash or cash equivalents rather than equity securities for risk management purposes, the Fund may not achieve its investment objective.

•                  The Fund is subject to stock market risk, which is the chance that stock prices, overall, may decline.

•                  The Fund is subject to investment style risk, which is the chance that returns from large capitalization stocks may trail returns from the overall stock market. Because the Fund seeks to track the performance of the S&P 500 Index, the value of the Fund’s shares will decrease if the S&P 500 Index decreases.

•                  Because the Fund incurs operating expenses and transaction costs its performance will not track the returns of the S&P 500 Index exactly.

•                  It is possible that the S&P 500 Index could become less diversified if its largest companies significantly increase in value relative to the S&P 500 Index’s other components.

•                  The Fund may use enhanced investment techniques such as derivatives. The principal risk of investments in derivatives is that the fluctuation in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counter party risk—the risk that the other party will not complete the transaction with the Fund.

About indexes used in this report

•                  The unmanaged Lipper S&P 500 Objective Funds Index represents an average of the performance of the largest S&P 500 Index funds tracked by Lipper Inc., an independent mutual fund performance monitor.

•                  The unmanaged Standard & Poor’s Composite Index of 500 Stocks (the S&P 500 Index) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

•                  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of an index of funds reflects fund expenses; performance of a market index does not.

Other information

•                  The returns shown in the management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

•                  Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. and Standard & Poor’s.

•                  “Standard & Poor’s —registered trademark—,” “S&P —registered trademark—,” “S&P 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by A I M Management Group Inc. AIM S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in AIM S&P 500 Index Fund.

•                  The Chartered Financial Analyst —registered trademark— (CFA —registered trademark—) designation is a globally recognized standard for measuring the competence and integrity of investment professionals.

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at AIMinvestments.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC Web site at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01474 and 002-26125.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800-959-4246 or on the AIM Web site, AIMinvestments.com. On the home page, scroll down and click on AIM Funds Proxy Policy. The information is also available on the SEC Web site, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2006, is available at our Web site. Go to AIMinvestments.com, access the About Us tab, click on Required Notices and then click on Proxy Voting Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC Web site, sec.gov.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

Fund NASDAQ Symbol

Investor Class Shares	ISPIX

Not FDIC Insured     May lose value     No bank guarantee

AIMinvestments.com

2

AIM S&P 500 Index Fund

[TAYLOR
PHOTO]

Philip Taylor

Dear Shareholders of The AIM Family of Funds —registered trademark—:

I’m pleased to provide you with this report, which includes a discussion of how your Fund was managed during the six months ended January 31, 2007, and what factors affected its performance. The following pages contain important information that answers questions you may have about your investment.

Major U.S. stock market indexes rose significantly during the second half of 2006, due to continued economic expansion and a cessation of interest rate increases by the U.S. Federal Reserve Board, among other factors.(1),(2) Major fixed-income indexes also produced positive returns during the second half of 2006.(1)

As I write this letter, the consensus outlook for the economy remains positive. But we all know that markets are unpredictable and subject to sudden changes based on geopolitical or economic developments. At AIM Investments —registered trademark—, we believe investors can do two things to deal with short-term market fluctuations: maintain a long-term investment horizon and maintain a diversified portfolio. AIM Investments offers a broad product line that gives your financial advisor options to build a portfolio that’s right for you regardless of market conditions. Our product line includes a comprehensive range of mutual funds, including domestic, global and international equity funds; taxable and tax-exempt fixed-income funds; and a variety of allocation portfolios—with risk and return characteristics to match your needs. We maintain this extensive set of product solutions because we believe in the value of diversified investment portfolios.

To provide you even more investment options, we recently launched AIM Independence Funds, six new target maturity funds that combine AIM retail mutual funds and PowerShares —registered trademark— exchange-traded funds (ETFs) as underlying investment options. ETFs are relatively low cost and potentially tax-efficient funds that trade like individual stocks. These AIM Independence Funds are intended to provide broad diversification and risk/reward levels that change as your target retirement date nears. Your financial advisor can provide you with more information about the new AIM Independence Funds.

At AIM Investments, we believe in the value of working with a trusted financial advisor. Your financial advisor can help you build a diversified investment portfolio, making periodic adjustments as market conditions and your investment goals change. While there are no guarantees with any investment program, a long-term plan matched to your financial goals, risk tolerance and time horizon offers the potential to keep you and your investments on track—and your financial advisor can provide you with valuable information and advice.

I also invite you to visit us on the Internet at AIMinvestments.com. Our Web site allows you to access your account information, review fund performance, learn more about your fund’s investment strategies and obtain general investing information—whenever it’s convenient for you.

Our commitment to you

While we’re committed to maintaining a comprehensive, easy-to-navigate Web site, we’re even more committed to providing excellent customer service. Our highly trained, courteous client services representatives are eager to answer your questions, provide you with product information or assist you with account transactions. I encourage you to give us an opportunity to serve you by calling us at 800-959-4246.

All of us at AIM Investments are committed to helping you achieve your financial goals. We work every day to earn your trust, and are grateful for the confidence you’ve placed in us.

Sincerely,

/s/ Philip Taylor

Philip Taylor
President–AIM Funds
CEO, AIM Investments

March 15, 2007

AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail mutual funds represented by AIM Investments and the PowerShares Exchange-Traded Fund Trust.

Sources: (1) Lipper Inc.; (2) U.S. Federal Reserve Board

3

AIM S&P 500 Index Fund

[CROCKETT
PHOTO]

Bruce L. Crockett

Dear Fellow AIM Fund Shareholders:

Your AIM Funds Board started 2007 committed to continue working with management at A I M Advisors, Inc. (AIM) with the goal of improving performance and lowering shareholder expenses for the AIM Funds.

The progress made to date is encouraging. Following the general trends of global equity markets and the U.S. stock market, the asset-weighted absolute performance for all the equity and fixed-income AIM Funds improved to 15.08% for the one-year period ended December 31, 2006, as compared to 9.13% for the one-year period ended December 31, 2005, and 11.20% for the one-year period ended December 31, 2004.(1)^ The asset-weighted absolute performance for the AIM money market funds was 4.84% for the one-year period ended December 31, 2006, as compared to 3.04% for the one-year period ended December 31, 2005, and 1.23% for the one-year period ended December 31, 2004.(2)^

In November, your Board approved, subject to shareholder vote, four more AIM Fund consolidations. As always, these decisions were made to benefit existing shareholders and were driven by a desire to improve the merged funds’ performance, attract new assets and reduce costs. The asset class subcommittees of your Board’s Investments Committee are meeting frequently with portfolio managers to identify how performance might be further improved.

On the expense side, both AMVESCAP, the parent company of AIM, and AIM continue to take advantage of opportunities for operational consolidation, outsourcing and new technologies to improve cost efficiencies for your benefit. Your Board, for example, takes advantage of effective software solutions that enable us to save money through electronic information sharing. Additional cost-saving steps are under way. I’ll report more on these steps once they’re completed.

Another major Board initiative for early 2007 is the revision of the AIM Funds’ proxy voting guidelines, a project begun by a special Board task force late last year. We expect to have new procedures in place for the 2007 spring proxy season that will improve the ability of the AIM Funds to cast votes that are in the best interests of all fund shareholders.

While your Board recognizes that additional work lies ahead, we are gratified that some key external sources have recognized changes at AIM and the AIM Funds in the past two years. An article in the November 21, 2006, issue of Morningstar Report (Morningstar Inc. is a leading provider of independent mutual fund investment research) included a review of AIM’s progress, highlighting lower expenses, stronger investment teams and an improved sales culture, as well as areas for continued improvement. I’m looking forward to a return visit to Morningstar this year to review AIM Funds’ performance and governance ratings.

Your Board thanks Mark Williamson, former President and CEO of AIM Investments, who retired from your Board in 2006. He has been succeeded on your Board by Phil Taylor, President of AIM Funds. We extend a warm welcome to Phil.

I’d like to hear from you. Please write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046. Let me know your thoughts on how your Board is doing and how we might serve you better.

Sincerely,

/s/ Bruce L. Crockett

Bruce L. Crockett
Independent Chair
AIM Funds Board

March 15, 2007

Sources: ^ A I M Management Group Inc. and Lipper Inc.

(1)          Past performance is no guarantee of future results. The asset-weighted absolute performance for the equity and fixed-income AIM Funds is derived by taking the one-year cumulative total return for each share class of each AIM Fund in existence as of December 31, 2006, (excluding money market funds) and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

(2)          Past performance is no guarantee of future results. The asset-weighted absolute performance for the AIM money market funds is derived by taking the one-year cumulative total return for each share class of each AIM money market fund in existence as of December 31, 2006, and weighting the performance by the calendar year average net assets of that share class. The one-year cumulative total return includes reinvested distributions, fund expenses and management fees, but excludes applicable sales charges. If sales charges were included, the one-year cumulative total return and the asset-weighted performance would be lower.

4

AIM S&P 500 Index Fund

Management’s discussion of Fund performance

Performance Summary

For the six months ended January 31, 2007, Investor Class shares of AIM S&P 500 Index Fund delivered positive returns of 13.42%, as shown in the table below. As intended by its investment strategy, the Fund performed in line with the S&P 500 Index and the Lipper S&P 500 Objective Funds Index.(1)

The Lipper S&P 500 Objective Funds Index consists of the 30 largest S&P 500 Index funds tracked by Lipper Inc. Those funds, like AIM S&P 500 Index Fund, incur fund expenses and transaction costs when they buy or sell securities. The S&P 500 Index does not incur expenses or transaction costs, and therefore its returns are likely to be slightly higher than those of the Fund and its peer group index.

Your Fund’s long-term performance appears on page 7.

Fund vs. Indexes

Cumulative total returns, 7/31/06–1/31/07. Investor class performance is at net asset value.

Investor Class Shares	13.42%
S&P 500 Index(1) (Broad Market Index / Style-Specific Index)	13.76
Lipper S&P 500 Objective Funds Index(1) (Peer Group Index)	13.63

Source: (1) Lipper Inc.

How we invest

The Fund invests in the 500 stocks that comprise the S&P 500 Index, and in the same proportion as the index. In selecting stocks for the Fund, we use a full replication strategy that mirrors the S&P 500 Index in holdings and weightings by sector, industry and individual stock.

We make no effort to hedge against price movements in the S&P 500 Index. However, we use S&P 500 Index stock futures to fine-tune cash balances and accrued dividend income, allowing the Fund to stay virtually fully invested at all times.

In managing the Fund, we:

•                  Rebalance the portfolio every quarter to adjust for any changes that may have occurred in the S&P 500 Index.

•                  Make intra-quarter adjustments as necessary to keep the Fund’s weighting of its holdings in line with that of the S&P 500 Index.

•                  Add a stock to the Fund when it is added to the S&P 500 Index.

•                  Sell a stock when it is deleted from the S&P 500 Index, or when a spin-off occurs and the new company is not included in the S&P 500 Index.

Market conditions and your Fund

The six months covered by this report were better than many had expected coming out of the market correction experienced mid-way through 2006.(1) In addition, 2007 started off on a positive note as Wall Street pondered the market’s version of the Goldilocks fable where the economy is “just right.” While we do not make macroeconomic decisions in the management of the Fund, as investors we should be mindful of the fact that market volatility is to be expected and even in the children’s version of this classic tale, the bears eventually came home.

During the reporting period, the markets were encouraged by a series of reports indicating a continued strong economic environment. Many of the concerns from 2006 relating to tensions in the Middle East, a new chairman of the U.S. Federal Reserve Board (the Fed) and the economic impact of a cooling housing market started to fade into the past. In August, the Fed held interest rates steady after 17 consecutive increases and a series of solid economic reports which indicated that economic growth had slowed and inflation was within manageable levels.(2),(3),(4)

(continued)

Portfolio Composition

By sector

Financials	21.5%
Information Technology	14.6
Health Care	11.8
Industrials	10.5
Consumer Discretionary	10.4
Energy	9.4
Consumer Staples	9.0
Telecommunication Services	3.5
Utilities	3.3
Materials	3.0
U.S. Treasury Bills, Money Market Funds Plus Other Assets Less Liabilities	3.0

Top Five Industries*

1. Pharmaceuticals	6.2%
2. Integrated Oil & Gas	6.0
3. Other Diversified Financial Services	5.1
4. Industrial Conglomerates	3.8
5. Computer Hardware	3.2

Total Net Assets	$232.05 million

Total Number of Holdings*	500

Top 10 Equity Holdings*

1.	Exxon Mobil Corp.	3.2%
2.	General Electric Co.	2.8
3.	Citigroup Inc.	2.0
4.	Microsoft Corp.	2.0
5.	Bank of America Corp.	1.8
6.	AT&T Inc.	1.8
7.	Procter & Gamble Co. (The)	1.5
8.	Johnson & Johnson	1.5
9.	Pfizer Inc.	1.4
10.	Altria Group, Inc.	1.4

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

5

AIM S&P 500 Index Fund

Gross domestic product (GDP), a measure of economic growth, increased at an annualized rate of 2.2% in the fourth quarter of 2006.(3) This was a small increase over the third quarter of 2006 in which GDP grew at an annualized rate of 2.0%.(3) Much of the growth in the fourth quarter was driven by increases in consumer spending and federal government expenditures.(3)

The Bureau of Labor Statistics indicated that inflation, as measured by the Consumer Price Index, increased at an annualized rate of 2.5% in 2006, down from 3.4% in 2005.(4) This lower inflation rate was largely driven by energy costs declining sharply during the second half of 2006. This decline affected the return of the energy sector which delivered positive results but lagged most other sectors, a reversal of the trend of outperformance we witnessed over the past few years. Some of the companies that were affected most within the energy sector and detracted from Fund performance included Valero Energy, Occidental Petroleum and ConocoPhillips.

Energy aside, there was broad strength in the S&P 500 as all 10 sectors were up during the six-month reporting period.(1) Information technology (IT) was one of the best performing sectors and was the largest contributor to overall Fund performance. The sector rebounded during the fourth quarter of 2006 after a weak third quarter as retail stores increased their consumer electronics inventories and corporations spent the remainder of their 2006 technology budgets to update their IT resources. Some of the key benefactors of these moves and largest contributors to Fund performance included Cisco Systems and the sector’s bellwether, Microsoft, which actively promoted the launch of its new Windows Vista(TM) operating system.

We seek to provide shareholders with exposure to the broad market as measured by the S&P 500 Index. The markets can exhibit fairly erratic behavior over the short-term which is why we believe that it is important for investors to remain focused on their long-term investment strategy. We thank you for your investment in AIM S&P 500 Index Fund.

Sources: (1) Lipper Inc.; (2) U.S. Federal Reserve Board; (3) Bureau of Economic Analysis; (4) Bureau of Labor Statistics

The views and opinions expressed in management’s discussion of Fund performance are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and index
disclosures on the inside front cover.

Jeremy Lefkowitz

Portfolio manager, lead manager of AIM S&P 500 Index Fund. He began his investment career in 1968 and is a former director of the research division of the Futures Industry Association and of the research division of the National Options and Futures Society. Mr. Lefkowitz earned a B.S. degree in industrial engineering in 1967 and an M.B.A. in finance in 1969, both from Columbia University.

Maureen Donnellan

Portfolio manager, manager of AIM S&P 500 Index Fund. She has worked with the advisor, its affiliates and/or predecessors since 1974 and assumed her current duties in 2003. Ms. Donnellan is registered with the National Futures Association.

W. Lawson McWhorter

Portfolio manager, manager of AIM S&P 500 Index Fund. He has been associated with the advisor and/or its affiliates, and has been responsible for the Fund, since 2005.

William E. Merson

Portfolio manager, manager of AIM S&P 500 Index Fund. He joined the advisor in 1982 after serving as a pilot in the U.S. Air Force from 1968 to 1973. Mr. Merson earned a B.B.A. from Manhattan College in 1968 and an M.B.A. from New York University in 1989. He is registered with the National Futures Association.

Daniel Tsai

Portfolio manager, manager of AIM S&P 500 Index Fund. Mr. Tsai joined the advisor in 2000. He earned a B.S. in mechanical engineering from National Taiwan University in 1985 and an M.S. in mechanical engineering from the University of Michigan in 1989. He also earned an M.S. in computer science at Wayne State University in 1998. He is registered with the National Futures Association and is a Chartered Financial Analyst.

Anne M. Unflat

Portfolio manager, is manager of AIM S&P 500 Index Fund. She has been associated with the advisor and/or its affiliates since 1988 and has been responsible for the Fund since 2006.

For a presentation of your Fund’s long-term performance, please see page 7.

6

AIM S&P 500 Index Fund

Your Fund’s long-term performance

Average Annual Total Returns

As of 1/31/07

Investor Class Shares
Inception (12/23/97)	5.98%
5 Years	6.05
1 Year	13.81

Average Annual Total Returns

As of 12/31/06, the most recent calendar quarter-end

Investor Class Shares
Inception (12/23/97)	5.87%
5 Years	5.43
1 Year	15.22

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Please visit AIMinvestments.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Investor Class shares was 0.60%.(1) The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Investor Class shares was 0.81%. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Investor Class shares do not have a front-end or a contingent deferred sales charge; therefore, performance is at net asset value.

A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 30 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

Had the advisor not waived fees and/or reimbursed expenses in the past, performance would have been lower.

(1) The Fund’s advisor has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 0.60% on Investor Class shares. In determining the advisor’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Net Annual Fund Operating Expenses to exceed the number reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund’s Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. This expense limitation agreement is in effect through at least June 30, 2007.

7

AIM S&P 500 Index Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2006, through January 31, 2007.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The Fund’s actual cumulative total returns at net asset value after expenses for the six months ended January 31, 2007, appear in the table “Fund vs. Indexes” on page 5.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL
(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
Share	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(8/1/06)	(1/31/07)(1)	Period(2)	(1/31/07)	Period(2)	Ratio
Investor	$1,000.00	$1,134.20	$3.28	$1,022.13	$3.11	0.61%

(1)          The actual ending account value is based on the actual total return of the Fund for the period August 1, 2006, through January 31, 2007, after actual expenses and will differ from the hypothetical ending account value, which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The Fund’s actual cumulative total returns at net asset value after expenses for the six months ended January 31, 2007, appear in the table “Fund vs. Indexes” on page 5.

(2)          Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

8

AIM S&P 500 Index Fund

Approval of Investment Advisory Agreement

The Board of Trustees of AIM Stock Funds (the “Board”) oversees the management of AIM S&P 500 Index Fund (the “Fund”) and, as required by law, determines annually whether to approve the continuance of the Fund’s advisory agreement with A I M Advisors, Inc. (“AIM”). Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the advisory agreement (the “Advisory Agreement”) between the Fund and AIM for another year, effective July 1, 2006.

The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Advisory Agreement at the meeting on June 27, 2006 and as part of the Board’s ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

One responsibility of the independent Senior Officer of the Fund is to manage the process by which the Fund’s proposed management fees are negotiated to ensure that they are negotiated in a manner which is at arms’ length and reasonable. To that end, the Senior Officer must either supervise a competitive bidding process or prepare an independent written evaluation. The Senior Officer has recommended an independent written evaluation in lieu of a competitive bidding process and, upon the direction of the Board, has prepared such an independent written evaluation. Such written evaluation also considered certain of the factors discussed below. In addition, as discussed below, the Senior Officer made a recommendation to the Board in connection with such written evaluation.

The discussion below serves as a summary of the Senior Officer’s independent written evaluation and recommendation to the Board in connection therewith, as well as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval of the Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to AIM under the Advisory Agreement is fair and reasonable and would have been obtained through arm’s length negotiations.

Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

•      The nature and extent of the advisory services to be provided by AIM. The Board reviewed the services to be provided by AIM under the Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by AIM under the Advisory Agreement was appropriate and that AIM currently is providing services in accordance with the terms of the Advisory Agreement.

•      The quality of services to be provided by AIM. The Board reviewed the credentials and experience of the officers and employees of AIM who will provide investment advisory services to the Fund. In reviewing the qualifications of AIM to provide investment advisory services, the Board considered such issues as AIM’s portfolio and product review process, various back office support functions provided by AIM and AIM’s equity and fixed income trading operations. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by AIM was appropriate and that AIM currently is providing satisfactory services in accordance with the terms of the Advisory Agreement.

•      The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund’s performance in such periods was below the median performance of such comparable funds. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund’s portfolio management team at this time. However, due to the Fund’s under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund. Although the independent written evaluation of the Fund’s Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

•      The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper S&P 500 Fund Index. The Board noted that the Fund’s performance was comparable to the performance of such Index for the one and three year periods and below such Index for the five year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund’s portfolio management team at this time. However, due to the Fund’s under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund. Although the independent written evaluation of the Fund’s Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

•      Meetings with the Fund’s portfolio managers and investment personnel. With respect to the Fund, the Board is meeting periodically with such Fund’s portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Advisory Agreement.

•      Overall performance of AIM. The Board considered the overall performance of AIM in providing investment advisory and portfolio administrative services to the Fund and concluded that such performance was satisfactory.

•      Fees relative to those of clients of AIM with comparable investment strategies. The Board reviewed the effective advisory fee rate (before waivers) for the Fund under the Advisory Agreement. The Board noted that this rate was comparable to or below the total advisory fee rates for 98 separately managed accounts/wrap accounts managed by an AIM affiliate with investment strategies comparable to those of the Fund and above the total advisory fee rates for 21 separately managed accounts/wrap accounts managed by an AIM affiliate with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund’s total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

•      Fees relative to those of comparable funds with other advisors. The Board reviewed the advisory fee rate for the Fund under the Advisory Agreement. The Board compared effective contractual advisory fee rates at a common asset level at the end of the past calendar year and noted that the Fund’s rate was comparable to the median rate of the funds advised by other advisors with investment strategies comparable to those of the Fund that the Board reviewed. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund’s total operating expenses, as discussed below. Based on this review, the Board concluded that the advisory fee rate for the Fund under the Advisory Agreement was fair and reasonable.

•      Expense limitations and fee waivers. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2007 to the extent necessary so that the advisory fees payable by the Fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board considered the contractual nature of this fee waiver and noted that it remains in effect until June 30, 2007. The Board noted that AIM has contractually agreed to waive fees and/or limit expenses of the Fund through June 30, 2007 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board considered the contractual nature of this fee waiver/expense limitation and noted that it remains in effect through June 30, 2007. The Board considered the effect these fee waivers/expense limitations would have on the Fund’s estimated expenses and these fee waivers/expense limitations concluded that the levels of fee waivers/expense limitations for the Fund were fair and reasonable.

•      Breakpoints and economies of scale. The Board reviewed the structure of the Fund’s advisory fee under the Advisory Agreement, noting that it does not include any breakpoints. The Board considered whether it would be appropriate to add advisory fee breakpoints for the Fund or whether, due to the nature of the Fund and the advisory fee structures of comparable funds, it was reasonable to structure the advisory fee without breakpoints. Based on this review, the Board concluded that it was not necessary to add advisory fee breakpoints to the Fund’s advisory fee schedule. The Board reviewed the level of the Fund’s advisory fees, and noted that such fees, as a percentage of the Fund’s net assets, would remain constant under the Advisory Agreement because the Advisory Agreement does not include any breakpoints. The Board noted that AIM has contractually agreed to waive advisory fees of the Fund through June 30, 2007 to the extent necessary so that the advisory fees payable by the fund do not exceed a specified maximum advisory fee rate, which maximum rate includes breakpoints and is based on net asset levels. The Board concluded that the Fund’s fee levels under the Advisory Agreement therefore would not reflect economies of scale, although the advisory fee waiver reflects economies of scale.

•      Investments in affiliated money market funds. The Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements, if any (collectively, “cash balances”) of the Fund may be invested in money market funds advised by AIM pursuant to the terms of an SEC exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board noted that, to the extent the Fund invests uninvested cash in affiliated money market funds, AIM has voluntarily agreed to waive a portion of the advisory fees it receives from the Fund attributable to such investment. The Board further determined that the proposed securities lending program and related procedures with respect to the lending Fund is in the best interests of the lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of the lending Fund and its respective shareholders.

•      Independent written evaluation and recommendations of the Fund’s Senior Officer. The Board noted that, upon

(continued)

9

AIM S&P 500 Index Fund

their direction, the Senior Officer of the Fund, who is independent of AIM and AIM’s affiliates, had prepared an independent written evaluation in order to assist the Board in determining the reasonableness of the proposed management fees of the AIM Funds, including the Fund. The Board noted that the Senior Officer’s written evaluation had been relied upon by the Board in this regard in lieu of a competitive bidding process. In determining whether to continue the Advisory Agreement for the Fund, the Board considered the Senior Officer’s written evaluation and the recommendation made by the Senior Officer to the Board that the Board consider whether the advisory fee waivers for certain equity AIM Funds, including the Fund, should be simplified. The Board concluded that it would be advisable to consider this issue and reach a decision prior to the expiration date of such advisory fee waivers.

•      Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM’s (and its affiliates’) investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM’s operations remain profitable, although increased expenses in recent years have reduced AIM’s profitability. Based on the review of the profitability of AIM’s and its affiliates’ investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

•      Benefits of soft dollars to AIM. The Board considered the benefits realized by AIM as a result of brokerage transactions executed through “soft dollar” arrangements. Under these arrangements, brokerage commissions paid by the Fund and/or other funds advised by AIM are used to pay for research and execution services. This research may be used by AIM in making investment decisions for the Fund. The Board concluded that such arrangements were appropriate.

•      AIM’s financial soundness in light of the Fund’s needs. The Board considered whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and concluded that AIM has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

•      Historical relationship between the Fund and AIM. In determining whether to continue the Advisory Agreement for the Fund, the Board also considered the prior relationship between AIM and the Fund, as well as the Board’s knowledge of AIM’s operations, and concluded that it was beneficial to maintain the current relationship, in part, because of such knowledge. The Board also reviewed the general nature of the non-investment advisory services currently performed by AIM and its affiliates, such as administrative, transfer agency and distribution services, and the fees received by AIM and its affiliates for performing such services. In addition to reviewing such services, the trustees also considered the organizational structure employed by AIM and its affiliates to provide those services. Based on the review of these and other factors, the Board concluded that AIM and its affiliates were qualified to continue to provide non-investment advisory services to the Fund, including administrative, transfer agency and distribution services, and that AIM and its affiliates currently are providing satisfactory non-investment advisory services.

•      Other factors and current trends. The Board considered the steps that AIM and its affiliates have taken over the last several years, and continue to take, in order to improve the quality and efficiency of the services they provide to the Funds in the areas of investment performance, product line diversification, distribution, fund operations, shareholder services and compliance. The Board concluded that these steps taken by AIM have improved, and are likely to continue to improve, the quality and efficiency of the services AIM and its affiliates provide to the Fund in each of these areas, and support the Board’s approval of the continuance of the Advisory Agreement for the Fund.

Approval of Sub-Advisory Agreement

The Board oversees the management of the Fund and, as required by law, determines annually whether to approve the continuance of the Fund’s sub-advisory agreement. Based upon the recommendation of the Investments Committee of the Board, at a meeting held on June 27, 2006, the Board, including all of the independent trustees, approved the continuance of the sub-advisory agreement (the “Sub-Advisory Agreement”) between INVESCO Institutional (N.A.), Inc. (the “Sub-Advisor”) and AIM with respect to the Fund for another year, effective July 1, 2006.

The Board considered the factors discussed below in evaluating the fairness and reasonableness of the Sub-Advisory Agreement at the meeting on June 27, 2006 and as part of the Board’s ongoing oversight of the Fund. In their deliberations, the Board and the independent trustees did not identify any particular factor that was controlling, and each trustee attributed different weights to the various factors.

The discussion below serves as a discussion of the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval of the Sub-Advisory Agreement. After consideration of all of the factors below and based on its informed business judgment, the Board determined that the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders and that the compensation to the Sub-Advisor under the Sub-Advisory Agreement is fair and reasonable.

Unless otherwise stated, information presented below is as of June 27, 2006 and does not reflect any changes that may have occurred since June 27, 2006, including but not limited to changes to the Fund’s performance.

•      The nature and extent of the advisory services to be provided by the Sub-Advisor. The Board reviewed the services to be provided by the Sub-Advisor under the Sub-Advisory Agreement. Based on such review, the Board concluded that the range of services to be provided by the Sub-Advisor under the Sub-Advisory Agreement was appropriate and that the Sub-Advisor currently is providing services in accordance with the terms of the Sub-Advisory Agreement.

•      The quality of services to be provided by the Sub-Advisor. The Board reviewed the credentials and experience of the officers and employees of the Sub-Advisor who will provide investment advisory services to the Fund. Based on the review of these and other factors, the Board concluded that the quality of services to be provided by the Sub-Advisor was appropriate, and that the Sub-Advisor currently is providing satisfactory services in accordance with the terms of the Sub-Advisory Agreement.

•      The performance of the Fund relative to comparable funds. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of funds advised by other advisors with investment strategies comparable to those of the Fund. The Board noted that the Fund’s performance in such periods was below the median performance of such comparable funds. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund’s portfolio management team at this time. However, due to the Fund’s under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund. Although the independent written evaluation of the Fund’s Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

•      The performance of the Fund relative to indices. The Board reviewed the performance of the Fund during the past one, three and five calendar years against the performance of the Lipper S&P 500 Fund Index. The Board noted that the Fund’s performance was comparable to the performance of such Index for the one and three year periods and below such Index for the five year period. The Board also noted that AIM began serving as investment advisor to the Fund in November 2003. Based on this review and after taking account of all of the other factors that the Board considered in determining whether to continue the Advisory Agreement for the Fund, the Board concluded that no changes should be made to the Fund and that it was not necessary to change the Fund’s portfolio management team at this time. However, due to the Fund’s under-performance, the Board also concluded that it would be appropriate for the Board to continue to closely monitor and review the performance of the Fund. Although the independent written evaluation of the Fund’s Senior Officer (discussed below) only considered Fund performance through the most recent calendar year, the Board also reviewed more recent Fund performance, which did not change their conclusions.

•      Meetings with the Fund’s portfolio managers and investment personnel. The Board is meeting periodically with the Fund’s portfolio managers and/or other investment personnel and believes that such individuals are competent and able to continue to carry out their responsibilities under the Sub-Advisory Agreement.

•      Overall performance of the Sub-Advisor. The Board considered the overall performance of the Sub-Advisor in providing investment advisory services to the Fund and concluded that such performance was satisfactory.

•      Fees relative to those of clients of the Sub-Advisor with comparable investment strategies. The Board reviewed the sub-advisory fee rate for the Fund under the Sub-Advisory Agreement and the sub-advisory fees paid thereunder. The Board noted that this rate was comparable to or above the total advisory fee rates for 13 separately managed accounts/wrap accounts managed by the Sub-Advisor with investment strategies comparable to those of the Fund and below the total advisory fee rates for 106 separately managed accounts/wrap accounts managed by the Sub-Advisor with investment strategies comparable to those of the Fund. The Board noted that AIM has agreed to waive advisory fees of the Fund and to limit the Fund’s total operating expenses. The Board also considered the services to be provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement and the services to be provided by AIM pursuant to the Advisory Agreement, as well as the allocation of fees between AIM and the Sub-Advisor pursuant to the Sub-Advisory Agreement. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by AIM to the Sub-Advisor, and that AIM and the Sub-Advisor are affiliates. Based on this review, the Board concluded that the sub-advisory fee rate under the Sub-Advisory Agreement was fair and reasonable.

•      Profitability of AIM and its affiliates. The Board reviewed information concerning the profitability of AIM’s (and its affiliates’) investment advisory and other activities and its financial condition. The Board considered the overall profitability of AIM, as well as the profitability of AIM in connection with managing the Fund. The Board noted that AIM’s operations remain profitable, although increased expenses in recent years have reduced AIM’s profitability. Based on the review of the profitability of AIM’s and its affiliates’ investment advisory and other activities and its financial condition, the Board concluded that the compensation to be paid by the Fund to AIM under its Advisory Agreement was not excessive.

•      The Sub-Advisor’s financial soundness in light of the Fund’s needs. The Board considered whether the Sub-Advisor is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Agreement, and concluded that the Sub-Advisor has the financial resources necessary to fulfill its obligations under the Sub-Advisory Agreement.

10

Supplement to Semiannual Report dated 1/31/07

AIM S&P 500 Index Fund

Institutional Class Shares

The following information has been prepared to provide Institutional Class shareholders with a performance overview specific to their holdings. Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria.

Average Annual Total Returns
For periods ended 1/31/07

Inception (12/23/97)	6.02%
5 Years	6.29
1 Year	14.19
6 Months*	13.57

Average Annual Total Returns
For periods ended 12/31/06, most recent calendar quarter-end

Inception (12/23/97)	5.90%
5 Years	5.65
1 Year	15.47
6 Months*	12.52

* Cumulative total return that has not been annualized

Institutional Class shares have no sales charge; therefore, performance is at net asset value (NAV). Performance of Institutional Class shares will differ from performance of other share classes primarily due to differing sales charges and class expenses.

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. Please consult your Fund prospectus for more information. For the most current month-end performance, please call 800-451-4246 or visit AIMinvestments.com.

A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within
30 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

Had the advisor not waived fees and/or reimbursed expenses in the past, performance would have been lower.

NASDAQ Symbol	ISIIX

Over for information on your Fund’s expenses.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

[AIM Investments Logo]
– registered trademark –

AIMinvestments.com	I-SPI-INS-2	A I M Distributors, Inc.

Information about your Fund’s expenses

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period August 1, 2006, through January 31, 2007.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The Fund’s actual cumulative total return after expenses for the six months ended January 31, 2007, appears in the table on the front of this supplement.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

		ACTUAL		HYPOTHETICAL
(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
Share	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(8/1/06)	(1/31/07)(1)	Period(2)	(1/31/07)	Period(2)	Ratio
Institutional	$1,000.00	$1,135.70	$1.88	$1,023.44	$1.79	0.35%

(1)          The actual ending account value is based on the actual total return of the Fund for the period August 1, 2006, through January 31, 2007, after actual expenses and will differ from the hypothetical ending account value, which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses. The Fund’s actual cumulative total return after expenses for the six months ended January 31, 2007, appears in the table on the front of this supplement.

(2)          Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

AIM S&P 500 INDEX FUND

Schedule of Investments

January 31, 2007

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–96.98%
Advertising–0.18%
Interpublic Group of Cos., Inc. (The)(a)	7,689	$101,187
Omnicom Group Inc.	2,977	313,181
		414,368
Aerospace & Defense–2.39%
Boeing Co. (The)	13,780	1,234,137
General Dynamics Corp.	7,051	551,035
Goodrich Corp.	2,173	106,520
Honeywell International Inc.	14,230	650,169
L-3 Communications Holdings, Inc.	2,176	179,172
Lockheed Martin Corp.	6,205	603,064
Northrop Grumman Corp.	6,019	426,988
Raytheon Co.	7,749	402,173
Rockwell Collins, Inc.	2,906	198,218
United Technologies Corp.	17,491	1,189,738
		5,541,214
Agricultural Products–0.16%
Archer-Daniels-Midland Co.	11,454	366,528
Air Freight & Logistics–0.84%
FedEx Corp.	5,343	589,867
United Parcel Service, Inc.–Class B	18,710	1,352,359
		1,942,226
Airlines–0.09%
Southwest Airlines Co.	13,800	208,380
Aluminum–0.21%
Alcoa Inc.	15,112	488,118
Apparel Retail–0.25%
Gap, Inc. (The)	9,182	176,019
Limited Brands, Inc.	5,960	166,522
TJX Cos., Inc. (The)	7,931	234,520
		577,061
Apparel, Accessories & Luxury Goods–0.24%
Coach, Inc.(a)	6,403	293,641
Jones Apparel Group, Inc.	1,901	64,938
Liz Claiborne, Inc.	1,785	79,254
VF Corp.	1,557	118,130
		555,963

	Shares	Value
Application Software–0.39%
Adobe Systems Inc.(a)	10,166	$395,152
Autodesk, Inc.(a)	4,027	176,061
Citrix Systems, Inc.(a)	3,122	98,874
Compuware Corp.(a)	6,138	55,058
Intuit Inc.(a)	6,076	191,090
		916,235
Asset Management & Custody Banks–1.13%
Ameriprise Financial, Inc.	4,217	248,634
Bank of New York Co., Inc. (The)	13,318	532,853
Federated Investors, Inc.–Class B	1,600	56,496
Franklin Resources, Inc.	2,904	345,896
Janus Capital Group Inc.	3,446	70,574
Legg Mason, Inc.	2,289	240,002
Mellon Financial Corp.	7,177	306,745
Northern Trust Corp.	3,254	197,681
State Street Corp.	5,787	411,166
T. Rowe Price Group Inc.	4,594	220,466
		2,630,513
Auto Parts & Equipment–0.14%
Johnson Controls, Inc.	3,403	314,641
Automobile Manufacturers–0.25%
Ford Motor Co.(a)	32,920	267,639
General Motors Corp.	9,857	323,704
		591,343
Automotive Retail–0.07%
AutoNation, Inc.(a)	2,576	57,831
AutoZone, Inc.(a)	882	110,806
		168,637
Biotechnology–1.30%
Amgen Inc.(a)	20,330	1,430,622
Biogen Idec Inc.(a)	5,875	283,998
Celgene Corp.(a)	6,490	348,383
Genzyme Corp.(a)	4,581	301,109
Gilead Sciences, Inc.(a)	8,014	515,460
MedImmune, Inc.(a)	4,166	144,394
		3,023,966
Brewers–0.32%
Anheuser-Busch Cos., Inc.	13,399	682,947
Molson Coors Brewing Co.–Class B	796	64,317
		747,264

AIM S&P 500 INDEX FUND

	Shares	Value
Broadcasting & Cable TV–1.25%
CBS Corp.–Class B	13,620	$424,535
Clear Channel Communications, Inc.	8,605	312,534
Comcast Corp.–Class A(a)	36,271	1,607,531
DIRECTV Group, Inc. (The)(a)	13,434	327,655
Scripps Co. (E.W.) (The)–Class A	1,451	70,852
Univision Communications Inc.–Class A(a)	4,396	156,981
		2,900,088
Building Products–0.16%
American Standard Cos. Inc.	3,004	148,368
Masco Corp.	6,869	219,739
		368,107
Casinos & Gaming–0.23%
Harrah's Entertainment, Inc.	3,228	272,702
International Game Technology	5,914	257,022
		529,724
Coal & Consumable Fuels–0.13%
CONSOL Energy Inc.	3,168	109,074
Peabody Energy Corp.	4,597	187,696
		296,770
Commercial Printing–0.06%
Donnelley (R.R.) & Sons Co.	3,752	139,199
Communications Equipment–2.50%
ADC Telecommunications, Inc.(a)	2,057	33,200
Avaya Inc.(a)	7,914	101,537
Ciena Corp.(a)	1,485	41,714
Cisco Systems, Inc.(a)	105,840	2,814,285
Corning Inc.(a)	27,263	568,161
JDS Uniphase(a)	3,648	64,868
Juniper Networks, Inc.(a)	9,859	178,645
Motorola, Inc.	42,133	836,340
QUALCOMM Inc.	28,801	1,084,646
Tellabs, Inc.(a)	7,699	77,529
		5,800,925
Computer & Electronics Retail–0.20%
Best Buy Co., Inc.	7,030	354,312
Circuit City Stores, Inc.	2,446	49,923
RadioShack Corp.	2,366	52,288
		456,523
Computer Hardware–3.21%
Apple, Inc.(a)	14,822	1,270,690
Dell Inc.(a)	39,591	960,082
Hewlett-Packard Co.	47,736	2,066,014
International Business Machines Corp.	26,253	2,602,985

	Shares	Value
Computer Hardware–(continued)
NCR Corp.(a)	3,086	$146,246
Sun Microsystems, Inc.(a)	61,341	407,304
		7,453,321
Computer Storage & Peripherals–0.47%
EMC Corp.(a)	38,385	537,006
Lexmark International, Inc.–Class A(a)	1,706	107,529
Network Appliance, Inc.(a)	6,514	244,926
QLogic Corp.(a)	2,702	49,447
SanDisk Corp.(a)	3,908	157,102
		1,096,010
Construction & Engineering–0.05%
Fluor Corp.	1,534	126,708
Construction & Farm Machinery & Heavy Trucks–0.71%
Caterpillar Inc.	11,338	726,426
Cummins Inc.	914	122,988
Deere & Co.	4,029	404,028
PACCAR Inc.	4,327	289,346
Terex Corp.(a)	1,772	100,809
		1,643,597
Construction Materials–0.07%
Vulcan Materials Co.	1,645	167,527
Consumer Electronics–0.05%
Harman International Industries, Inc.	1,137	107,526
Consumer Finance–0.91%
American Express Co.	20,997	1,222,445
Capital One Financial Corp.	7,109	571,564
SLM Corp.	7,123	327,373
		2,121,382
Data Processing & Outsourced Services–0.96%
Affiliated Computer Services, Inc.–Class A(a)	1,723	84,410
Automatic Data Processing, Inc.	9,595	457,873
Computer Sciences Corp.(a)	2,973	155,964
Convergys Corp.(a)	2,395	62,366
Electronic Data Systems Corp.	9,014	237,158
Fidelity National Information Services, Inc.	2,820	119,906
First Data Corp.	13,346	331,782
Fiserv, Inc.(a)	3,017	158,604
Paychex, Inc.	5,900	236,059
Sabre Holdings Corp.–Class A	2,341	75,638
Western Union Co.	13,357	298,395
		2,218,155

AIM S&P 500 INDEX FUND

	Shares	Value
Department Stores–0.70%
Dillard's, Inc.–Class A	1,089	$37,396
Federated Department Stores, Inc.	9,152	379,717
J.C. Penney Co., Inc.	3,921	318,542
Kohl's Corp.(a)	5,699	404,116
Nordstrom, Inc.	3,987	222,116
Sears Holdings Corp.(a)	1,448	255,789
		1,617,676
Distillers & Vintners–0.08%
Brown-Forman Corp.–Class B	1,372	89,990
Constellation Brands, Inc.–Class A(a)	3,653	90,375
		180,365
Distributors–0.06%
Genuine Parts Co.	2,949	140,136
Diversified Banks–2.26%
Comerica Inc.	2,767	164,083
U.S. Bancorp	30,637	1,090,677
Wachovia Corp.	33,218	1,876,817
Wells Fargo & Co.	58,838	2,113,461
		5,245,038
Diversified Chemicals–0.81%
Ashland Inc.	996	69,272
Dow Chemical Co. (The)	16,647	691,516
E. I. du Pont de Nemours and Co.	16,030	794,447
Eastman Chemical Co.	1,433	83,916
Hercules Inc.(a)	1,970	38,632
PPG Industries, Inc.	2,879	190,849
		1,868,632
Diversified Commercial & Professional Services–0.08%
Cintas Corp.(a)	2,355	96,908
Equifax Inc.	2,180	90,536
		187,444
Diversified Metals & Mining–0.27%
Freeport-McMoRan Copper & Gold, Inc.–Class B	3,424	196,914
Phelps Dodge Corp.	3,550	438,780
		635,694
Diversified REIT's–0.12%
Vornado Realty Trust	2,249	275,165
Drug Retail–0.55%
CVS Corp.	14,353	482,979
Walgreen Co.	17,488	792,206
		1,275,185

	Shares	Value
Education Services–0.05%
Apollo Group, Inc.–Class A(a)	2,438	$105,809
Electric Utilities–1.68%
Allegheny Energy, Inc.(a)	2,857	132,908
American Electric Power Co., Inc.	6,893	300,052
Duke Energy Corp.	21,884	430,896
Edison International	5,677	255,352
Entergy Corp.	3,604	334,631
Exelon Corp.	11,693	701,463
FirstEnergy Corp.	5,562	329,994
FPL Group, Inc.	7,044	399,043
Pinnacle West Capital Corp.	1,739	84,846
PPL Corp.	6,649	236,704
Progress Energy, Inc.	4,430	210,602
Southern Co.	12,944	472,844
		3,889,335
Electrical Components & Equipment–0.45%
American Power Conversion Corp.	2,945	90,529
Cooper Industries, Ltd.–Class A	1,584	144,762
Emerson Electric Co.	13,983	628,815
Rockwell Automation, Inc.	2,965	181,488
		1,045,594
Electronic Equipment Manufacturers–0.12%
Agilent Technologies, Inc.(a)	7,121	227,872
Tektronix, Inc.	1,473	41,642
		269,514
Electronic Manufacturing Services–0.10%
Jabil Circuit, Inc.	3,218	77,200
Molex Inc.	2,446	71,888
Sanmina–SCI Corp.(a)	9,286	32,501
Solectron Corp.(a)	15,939	51,801
		233,390
Environmental & Facilities Services–0.18%
Allied Waste Industries, Inc.(a)	4,420	56,532
Waste Management, Inc.(a)	9,324	354,125
		410,657
Fertilizers & Agricultural Chemicals–0.22%
Monsanto Co.	9,468	521,592
Food Distributors–0.16%
Sysco Corp.	10,772	372,173

AIM S&P 500 INDEX FUND

	Shares	Value
Food Retail–0.36%
Kroger Co. (The)	12,503	$320,077
Safeway Inc.	7,726	278,368
SUPERVALU INC.	3,567	135,474
Whole Foods Market, Inc.	2,490	107,543
		841,462
Footwear–0.14%
NIKE, Inc.–Class B	3,276	323,702
Forest Products–0.13%
Weyerhaeuser Co.	4,122	309,150
Gas Utilities–0.08%
Nicor Inc.	800	36,400
Peoples Energy Corp.	688	29,963
Questar Corp.	1,496	121,475
		187,838
General Merchandise Stores–0.49%
Big Lots, Inc.(a)	1,896	49,163
Dollar General Corp.	5,437	92,103
Family Dollar Stores, Inc.	2,642	85,601
Target Corp.	14,969	918,498
		1,145,365
Gold–0.15%
Newmont Mining Corp.	7,846	353,855
Health Care Distributors–0.46%
AmerisourceBergen Corp.	3,337	174,792
Cardinal Health, Inc.	7,058	504,082
McKesson Corp.	5,158	287,559
Patterson Cos. Inc.(a)	2,421	91,054
		1,057,487
Health Care Equipment–1.60%
Bard (C.R.), Inc.	1,794	148,041
Baxter International Inc.	11,406	566,422
Becton, Dickinson and Co.	4,298	330,688
Biomet, Inc.	4,262	180,538
Boston Scientific Corp.(a)	20,551	379,166
Hospira, Inc.(a)	2,688	98,865
Medtronic, Inc.	20,062	1,072,314
St. Jude Medical, Inc.(a)	6,159	263,359
Stryker Corp.	5,180	320,849
Zimmer Holdings, Inc.(a)	4,159	350,271
		3,710,513

	Shares	Value
Health Care Facilities–0.09%
Health Management Associates, Inc.–Class A	4,179	$81,281
Manor Care, Inc.	1,288	68,573
Tenet Healthcare Corp.	8,214	57,991
		207,845
Health Care Services–0.53%
Caremark Rx, Inc.(a)	7,431	455,223
Express Scripts, Inc.(a)	2,359	163,998
Laboratory Corp. of America Holdings(a)	2,184	160,393
Medco Health Solutions, Inc.(a)	5,113	302,741
Quest Diagnostics Inc.	2,786	146,209
		1,228,564
Health Care Supplies–0.02%
Bausch & Lomb Inc.	936	52,116
Health Care Technology–0.04%
IMS Health Inc.	3,457	99,769
Home Entertainment Software–0.12%
Electronic Arts Inc.(a)	5,376	268,800
Home Furnishings–0.03%
Leggett & Platt, Inc.	3,094	74,999
Home Improvement Retail–1.07%
Home Depot, Inc. (The)	35,569	1,449,081
Lowe's Cos., Inc.	26,540	894,663
Sherwin-Williams Co. (The)	1,949	134,676
		2,478,420
Homebuilding–0.25%
Centex Corp.	2,068	111,031
D.R. Horton, Inc.	4,809	139,749
KB HOME	1,368	74,173
Lennar Corp.–Class A	2,402	130,621
Pulte Homes, Inc.	3,667	125,925
		581,499
Homefurnishing Retail–0.09%
Bed Bath & Beyond Inc.(a)	4,926	207,828
Hotels, Resorts & Cruise Lines–0.54%
Carnival Corp.(b)	7,755	399,848
Hilton Hotels Corp.	6,737	238,422
Marriott International, Inc.–Class A	5,856	281,908
Starwood Hotels & Resorts Worldwide, Inc.	3,679	230,232
Wyndham Worldwide Corp.(a)	3,433	107,109
		1,257,519

AIM S&P 500 INDEX FUND

	Shares	Value
Household Appliances–0.15%
Black & Decker Corp. (The)	1,185	$103,427
Snap-on Inc.	1,017	49,029
Stanley Works (The)	1,416	81,080
Whirlpool Corp.	1,365	124,802
		358,338
Household Products–2.12%
Clorox Co. (The)	2,645	173,036
Colgate-Palmolive Co.	8,963	612,173
Kimberly-Clark Corp.	7,987	554,298
Procter & Gamble Co. (The)	55,226	3,582,510
		4,922,017
Housewares & Specialties–0.16%
Fortune Brands, Inc.	2,637	220,770
Newell Rubbermaid Inc.	4,830	142,678
		363,448
Human Resource & Employment Services–0.10%
Monster Worldwide Inc.(a)	2,236	110,481
Robert Half International Inc.	2,891	117,663
		228,144
Hypermarkets & Super Centers–1.07%
Costco Wholesale Corp.	7,986	448,653
Wal-Mart Stores, Inc.	42,859	2,043,946
		2,492,599
Independent Power Producers & Energy Traders–0.41%
AES Corp. (The)(a)	11,575	240,644
Constellation Energy Group	3,121	226,429
Dynegy Inc.–Class A(a)	6,596	46,502
TXU Corp.	8,003	432,802
		946,377
Industrial Conglomerates–3.77%
3M Co.	12,833	953,492
General Electric Co.	179,658	6,476,671
Textron Inc.	2,185	203,577
Tyco International Ltd.	34,663	1,105,056
		8,738,796
Industrial Gases–0.28%
Air Products and Chemicals, Inc.	3,840	286,694
Praxair, Inc.	5,627	354,839
		641,533

	Shares	Value
Industrial Machinery–0.74%
Danaher Corp.	4,130	$305,868
Dover Corp.	3,553	176,229
Eaton Corp.	2,596	203,396
Illinois Tool Works Inc.	7,310	372,737
Ingersoll-Rand Co. 0Ltd.–Class A	5,343	229,108
ITT Corp.	3,205	191,178
Pall Corp.	2,108	73,274
Parker Hannifin Corp.	2,054	169,989
		1,721,779
Industrial REIT's–0.12%
ProLogis	4,312	280,280
Insurance Brokers–0.21%
Aon Corp.	5,396	193,501
Marsh & McLennan Cos., Inc.	9,604	283,318
		476,819
Integrated Oil & Gas–5.98%
Chevron Corp.	37,994	2,769,003
ConocoPhillips	28,683	1,904,838
Exxon Mobil Corp.	101,653	7,532,487
Hess Corp.	4,718	254,725
Marathon Oil Corp.	6,125	553,333
Murphy Oil Corp.	3,247	161,408
Occidental Petroleum Corp.	15,015	696,095
		13,871,889
Integrated Telecommunication Services–2.90%
AT&T Inc.	109,101	4,105,468
CenturyTel, Inc.	2,000	89,680
Citizens Communications Co.	5,609	82,228
Embarq Corp.	2,598	144,215
Qwest Communications International Inc.(a)	28,026	228,412
Verizon Communications Inc.	50,883	1,960,013
Windstream Corp.	8,309	123,638
		6,733,654
Internet Retail–0.15%
Amazon.com, Inc.(a)	5,384	202,815
IAC/InterActiveCorp.(a)	3,873	148,723
		351,538
Internet Software & Services–1.39%
eBay Inc.(a)	20,166	653,177
Google Inc.–Class A(a)	3,734	1,871,854
VeriSign, Inc.(a)	4,252	101,623
Yahoo! Inc.(a)	21,335	603,994
		3,230,648

AIM S&P 500 INDEX FUND

	Shares	Value
Investment Banking & Brokerage–2.65%
Bear Stearns Cos. Inc. (The)	2,044	$336,954
E*TRADE Financial Corp.(a)	7,440	181,387
Goldman Sachs Group, Inc. (The)	7,420	1,574,227
Lehman Brothers Holdings Inc.	9,237	759,651
Merrill Lynch & Co., Inc.	15,406	1,441,385
Morgan Stanley	18,448	1,527,310
Schwab (Charles) Corp. (The)	17,826	337,268
		6,158,182
IT Consulting & Other Services–0.11%
Cognizant Technology Solutions Corp.–Class A(a)	2,470	210,666
Unisys Corp.	6,004	51,755
		262,421
Leisure Products–0.13%
Brunswick Corp.	1,566	53,416
Hasbro, Inc.	2,767	78,583
Mattel, Inc.	6,646	161,897
		293,896
Life & Health Insurance–1.22%
AFLAC Inc.	8,618	410,303
Lincoln National Corp.	5,004	335,968
MetLife, Inc.	13,249	823,028
Principal Financial Group, Inc.	4,701	289,629
Prudential Financial, Inc.	8,313	740,938
Torchmark Corp.	1,708	111,003
UnumProvident Corp.	5,969	131,318
		2,842,187
Life Sciences Tools & Services–0.29%
Applera Corp.–Applied Biosystems Group	3,178	110,467
Millipore Corp.(a)	930	63,687
PerkinElmer, Inc.	2,121	50,628
Thermo Fisher Scientific, Inc.(a)	7,111	340,261
Waters Corp.(a)	1,768	100,228
		665,271
Managed Health Care–1.29%
Aetna Inc.	9,097	383,529
CIGNA Corp.	1,787	236,599
Coventry Health Care, Inc.(a)	2,776	143,103
Humana Inc.(a)	2,896	160,728
UnitedHealth Group Inc.	23,476	1,226,856
WellPoint Inc.(a)	10,805	846,896
		2,997,711

	Shares	Value
Metal & Glass Containers–0.07%
Ball Corp.	1,815	$84,071
Pactiv Corp.(a)	2,318	75,196
		159,267
Motorcycle Manufacturers–0.13%
Harley-Davidson, Inc.	4,516	308,307
Movies & Entertainment–1.82%
News Corp.–Class A	40,794	948,461
Time Warner Inc.	69,581	1,521,736
Viacom Inc.–Class B(a)	12,187	495,645
Walt Disney Co. (The)	36,050	1,267,879
		4,233,721
Multi-Line Insurance–1.83%
American International Group, Inc.	45,310	3,101,469
Genworth Financial Inc.–Class A	7,724	269,568
Hartford Financial Services Group, Inc. (The)	5,523	524,188
Loews Corp.	7,963	346,072
		4,241,297
Multi-Utilities–1.09%
Ameren Corp.	3,591	190,718
CenterPoint Energy, Inc.	5,451	94,084
CMS Energy Corp.(a)	3,876	64,690
Consolidated Edison, Inc.	4,475	216,053
Dominion Resources, Inc.	6,164	511,366
DTE Energy Co.	3,084	143,005
KeySpan Corp.	3,036	123,869
NiSource Inc.	4,757	113,217
PG&E Corp.	6,078	283,721
Public Service Enterprise Group Inc.	4,395	294,597
Sempra Energy	4,569	262,169
TECO Energy, Inc.	3,645	61,819
Xcel Energy, Inc.	7,090	165,410
		2,524,718
Office Electronics–0.12%
Xerox Corp.(a)	16,823	289,356
Office REIT's–0.26%
Boston Properties, Inc.	2,035	256,593
Equity Office Properties Trust	6,125	340,244
		596,837
Office Services & Supplies–0.13%
Avery Dennison Corp.	1,644	112,384
Pitney Bowes Inc.	3,847	184,156
		296,540

AIM S&P 500 INDEX FUND

	Shares	Value
Oil & Gas Drilling–0.40%
ENSCO International Inc.	2,646	$134,602
Nabors Industries Ltd.(a)	5,216	157,940
Noble Corp.	2,362	177,032
Rowan Cos., Inc.	1,958	64,399
Transocean Inc.(a)	5,095	394,200
		928,173
Oil & Gas Equipment & Services–1.25%
Baker Hughes Inc.	5,589	385,809
BJ Services Co.	5,108	141,287
Halliburton Co.	17,524	517,659
National-Oilwell Varco Inc.(a)	3,040	184,346
Schlumberger Ltd.	20,534	1,303,704
Smith International, Inc.	3,462	137,372
Weatherford International Ltd.(a)	5,920	239,049
		2,909,226
Oil & Gas Exploration & Production–0.92%
Anadarko Petroleum Corp.	8,012	350,525
Apache Corp.	5,740	418,848
Chesapeake Energy Corp.	7,247	214,584
Devon Energy Corp.	7,703	539,903
EOG Resources, Inc.	4,243	293,318
XTO Energy, Inc.	6,376	321,797
		2,138,975
Oil & Gas Refining & Marketing–0.30%
Sunoco, Inc.	2,145	135,414
Valero Energy Corp.	10,536	571,894
		707,308
Oil & Gas Storage & Transportation–0.41%
El Paso Corp.	12,293	190,787
Kinder Morgan, Inc.	1,868	198,008
Spectra Energy Corporation(a)	10,942	285,805
Williams Cos., Inc. (The)	10,392	280,480
		955,080
Other Diversified Financial Services–5.14%
Bank of America Corp.	78,266	4,115,226
Citigroup Inc.	85,638	4,721,223
JPMorgan Chase & Co.	60,459	3,079,177
		11,915,626

	Shares	Value
Packaged Foods & Meats–0.88%
Campbell Soup Co.	3,795	$146,032
ConAgra Foods, Inc.	8,880	228,305
Dean Foods Co.(a)	2,316	102,483
General Mills, Inc.	5,978	342,181
Heinz (H.J.) Co.	5,741	270,516
Hershey Co. (The)	3,029	154,600
Kellogg Co.	4,373	215,458
McCormick & Co., Inc.	2,289	89,362
Sara Lee Corp.	13,015	223,207
Tyson Foods, Inc.–Class A	4,389	77,905
Wrigley Jr. (Wm.) Co.	3,806	196,085
		2,046,134
Paper Packaging–0.11%
Bemis Co., Inc.	1,826	61,920
Sealed Air Corp.	1,404	92,523
Temple-Inland Inc.	1,864	93,088
		247,531
Paper Products–0.16%
International Paper Co.	7,929	267,207
MeadWestvaco Corp.	3,157	95,152
		362,359
Personal Products–0.16%
Avon Products, Inc.	7,747	266,419
Estee Lauder Cos. Inc. (The)–Class A	2,218	105,355
		371,774
Pharmaceuticals–6.22%
Abbott Laboratories	26,750	1,417,750
Allergan, Inc.	2,679	312,666
Barr Pharmaceuticals Inc.(a)	1,853	99,172
Bristol-Myers Squibb Co.	34,277	986,835
Forest Laboratories, Inc.(a)	5,519	309,671
Johnson & Johnson	50,531	3,375,471
King Pharmaceuticals, Inc.(a)	4,231	75,566
Lilly (Eli) and Co.	17,157	928,537
Merck & Co. Inc.	37,837	1,693,206
Mylan Laboratories Inc.	3,692	81,741
Pfizer Inc.	125,669	3,297,554
Schering-Plough Corp.	25,838	645,950
Watson Pharmaceuticals, Inc.(a)	1,804	49,105
Wyeth	23,471	1,159,702
		14,432,926

AIM S&P 500 INDEX FUND

	Shares	Value
Photographic Products–0.06%
Eastman Kodak Co.	5,006	$129,455
Property & Casualty Insurance–1.33%
ACE Ltd.	5,673	327,786
Allstate Corp. (The)	10,891	655,203
Ambac Financial Group, Inc.	1,848	162,809
Chubb Corp. (The)	7,173	373,283
Cincinnati Financial Corp.	3,000	134,220
MBIA Inc.	2,348	168,657
Progressive Corp. (The)	13,274	307,824
SAFECO Corp.	1,833	117,330
St. Paul Travelers Cos., Inc. (The)	12,026	611,522
XL Capital Ltd.–Class A	3,131	216,039
		3,074,673
Publishing–0.39%
Dow Jones & Co., Inc.	1,164	43,894
Gannett Co., Inc.	4,083	237,386
McGraw-Hill Cos., Inc. (The)	6,172	414,018
Meredith Corp.	693	40,859
New York Times Co. (The)–Class A	2,498	57,679
Tribune Co.	3,321	101,423
		895,259
Railroads–0.69%
Burlington Northern Santa Fe Corp.	6,259	502,973
CSX Corp.	7,584	279,015
Norfolk Southern Corp.	6,916	343,380
Union Pacific Corp.	4,700	474,700
		1,600,068
Real Estate Management & Development–0.10%
CB Richard Ellis Group, Inc.–Class A(a)	3,206	120,578
Realogy Corp.(a)	3,736	111,706
		232,284
Regional Banks–1.71%
BB&T Corp.	9,427	398,385
Commerce Bancorp, Inc.	3,256	109,988
Compass Bancshares, Inc.	2,262	137,756
Fifth Third Bancorp	9,725	388,027
First Horizon National Corp.	2,168	94,525
Huntington Bancshares Inc.	4,132	96,193
KeyCorp	6,998	267,114
M&T Bank Corp.	1,349	163,647
Marshall & Ilsley Corp.	4,446	209,229

	Shares	Value
Regional Banks–(continued)
National City Corp.	11,006	$416,577
PNC Financial Services Group, Inc.	5,120	377,702
Regions Financial Corp.	12,706	460,719
SunTrust Banks, Inc.	6,171	512,810
Synovus Financial Corp.	5,663	180,820
Zions Bancorp.	1,863	158,020
		3,971,512
Residential REIT's–0.36%
Apartment Investment & Management Co.–Class A	1,681	105,281
Archstone-Smith Trust	3,806	240,577
AvalonBay Communities, Inc.	1,370	203,253
Equity Residential	5,091	286,522
		835,633
Restaurants–0.80%
Darden Restaurants, Inc.	2,542	99,494
McDonald's Corp.	21,554	955,920
Starbucks Corp.(a)	13,176	460,370
Wendy's International, Inc.	1,665	56,543
Yum! Brands, Inc.	4,619	277,186
		1,849,513
Retail REIT's–0.27%
Kimco Realty Corp.	3,939	195,374
Simon Property Group, Inc.	3,856	441,088
		636,462
Semiconductor Equipment–0.31%
Applied Materials, Inc.	24,206	429,172
KLA-Tencor Corp.	3,462	170,434
Novellus Systems, Inc.(a)	2,153	66,377
Teradyne, Inc.(a)	3,286	48,962
		714,945
Semiconductors–2.02%
Advanced Micro Devices, Inc.(a)	9,561	148,674
Altera Corp.(a)	6,305	126,415
Analog Devices, Inc.	5,960	195,190
Broadcom Corp.–Class A(a)	8,173	260,882
Intel Corp.	100,493	2,106,333
Linear Technology Corp.	5,210	161,250
LSI Logic Corp.(a)	6,981	65,621
Maxim Integrated Products, Inc.	5,588	172,110
Micron Technology, Inc.(a)	13,147	170,254
National Semiconductor Corp.	5,028	116,298

AIM S&P 500 INDEX FUND

	Shares	Value
Semiconductors–(continued)
NVIDIA Corp.(a)	6,196	$189,907
PMC-Sierra, Inc.(a)	3,618	22,793
Texas Instruments Inc.	25,861	806,605
Xilinx, Inc.	5,859	142,374
		4,684,706
Soft Drinks–1.61%
Coca-Cola Co. (The)	35,538	1,701,559
Coca-Cola Enterprises Inc.	4,811	98,722
Pepsi Bottling Group, Inc. (The)	2,349	74,299
PepsiCo, Inc.	28,618	1,867,038
		3,741,618
Specialized Consumer Services–0.06%
H&R Block, Inc.	5,616	138,154
Specialized Finance–0.36%
Chicago Mercantile Exchange Holdings Inc.–Class A	606	341,360
CIT Group, Inc.	3,448	203,294
Moody's Corp.	4,096	293,110
		837,764
Specialty Chemicals–0.18%
Ecolab Inc.	3,091	135,695
International Flavors & Fragrances Inc.	1,375	66,660
Rohm and Haas Co.	2,473	128,744
Sigma-Aldrich Corp.	2,297	87,171
		418,270
Specialty Properties–0.15%
Plum Creek Timber Co., Inc.	3,063	123,286
Public Storage, Inc.	2,134	232,094
		355,380
Specialty Stores–0.28%
Office Depot, Inc.(a)	4,852	181,416
OfficeMax Inc.	1,297	62,632
Staples, Inc.	12,594	323,918
Tiffany & Co.	2,358	92,575
		660,541
Steel–0.30%
Allegheny Technologies, Inc.	1,755	181,625
Nucor Corp.	5,265	339,803
United States Steel Corp.	2,064	172,323
		693,751

	Shares		Value
Systems Software–2.79%
BMC Software, Inc.(a)	3,545		$121,912
CA Inc.	7,157		175,704
Microsoft Corp.	150,773		4,652,855
Novell, Inc.(a)	5,907		42,826
Oracle Corp.(a)	69,723		1,196,447
Symantec Corp.(a)	16,348		289,523
			6,479,267
Thrifts & Mortgage Finance–1.38%
Countrywide Financial Corp.	10,823		470,584
Fannie Mae	16,993		960,614
Freddie Mac	12,077		784,160
MGIC Investment Corp.	1,446		89,247
Sovereign Bancorp, Inc.	6,263		154,383
Washington Mutual, Inc.	16,473		734,531
			3,193,519
Tires & Rubber–0.03%
Goodyear Tire & Rubber Co. (The)(a)	3,092		76,341
Tobacco–1.53%
Altria Group, Inc.	36,528		3,192,182
Reynolds American Inc.	2,987		192,662
UST Inc.	2,803		161,004
			3,545,848
Trading Companies & Distributors–0.04%
W.W. Grainger, Inc.	1,274		98,926
Trucking–0.03%
Ryder System, Inc.	1,058		57,703
Wireless Telecommunication Services–0.56%
ALLTEL Corp.	6,511		399,059
Sprint Nextel Corp.	50,454		899,595
			1,298,654
Total Common Stocks & Other Equity Interests (Cost $167,775,967)			225,035,077
	Principal Amount
U.S. Treasury Securities–0.21%
U.S. Treasury Bills–0.21%
4.80%, 03/15/07(c)	$400,000	(d)	397,758
4.84%, 03/15/07(c)	100,000	(d)	99,440
Total U.S. Treasury Securities (Cost $497,198)			497,198

AIM S&P 500 INDEX FUND

	Shares	Value
Money Market Funds–2.79%
Liquid Assets Portfolio–Institutional Class(e)	3,238,603	$3,238,603
Premier Portfolio–Institutional Class(e)	3,238,603	3,238,603
Total Money Market Funds (Cost $6,477,206)		6,477,206
TOTAL INVESTMENTS–99.98% (Cost $174,750,371)		232,009,481
OTHER ASSETS LESS LIABILITIES–0.02%		38,109
NET ASSETS–100.00%		$232,047,590

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b)  Each unit represents one common share and one trust share.

(c)  Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(d)  All or a portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 7 .

(e)  The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM S&P 500 INDEX FUND

Statement of Assets and Liabilities

January 31, 2007

(Unaudited)

Assets:
Investments, at value (cost $168,273,165)	$225,532,275
Investments in affiliated money market funds (cost $6,477,206)	6,477,206
Total investments (cost $174,750,371)	232,009,481
Receivables for:
Investments sold	84,950
Variation margin	45,625
Fund shares sold	143,071
Dividends	224,313
Fund expenses absorbed	8,777
Investment for trustee deferred compensation and retirement plans	21,755
Other assets	27,824
Total assets	232,565,796
Liabilities:
Payables for:
Fund shares reacquired	269,577
Trustee deferred compensation and retirement plans	32,867
Accrued distribution fees	44,082
Accrued trustees' and officer's fees and benefits	2,557
Accrued transfer agent fees	119,677
Accrued operating expenses	49,446
Total liabilities	518,206
Net assets applicable to shares outstanding	$232,047,590

Net assets consist of:
Shares of beneficial interest	$179,298,158
Undistributed net investment income	259,102
Undistributed net realized gain (loss)	(4,849,960)
Unrealized appreciation	57,340,290
$232,047,590
Net Assets:
Investor Class	$209,885,636
Institutional Class	$22,161,954
Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Investor Class	14,018,279
Institutional Class	1,546,360
Investor Class:
Net asset value and offering price per share	$14.97
Institutional Class:
Net asset value and offering price per share	$14.33

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM S&P 500 INDEX FUND

Statement of Operations

For the six months ended January 31, 2007

(Unaudited)

Investment income:
Dividends	$2,176,881
Dividends from affiliated money market funds	18,187
Interest	92,513
Total investment income	2,287,581
Expenses:
Advisory fees	288,176
Administrative services fees	31,553
Custodian fees	11,038
Distribution fees — Investor Class	265,858
Transfer agent fees — Investor Class	185,827
Transfer agent fees — Institutional	8,285
Trustees' and officer's fees and benefits	16,511
Other	84,672
Total expenses	891,920
Less: Fees waived, expenses reimbursed and expense offset arrangements	(220,981)
Net expenses	670,939
Net investment income	1,616,642
Realized and unrealized gain
Net realized gain from:
Investment securities	4,047,242
Futures contracts	438,393
4,485,635
Change in net unrealized appreciation of:
Investment securities	22,592,861
Futures contracts	47,225
22,640,086
Net realized and unrealized gain	27,125,721
Net increase in net assets resulting from operations	$28,742,363

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM S&P 500 INDEX FUND

Statement of Changes In Net Assets

For the six months ended January 31, 2007 and the year ended July 31, 2006

(Unaudited)

	January 31, 2007	July 31, 2006
Operations:
Net investment income	$1,616,642	$3,080,648
Net realized gain	4,485,635	4,186,534
Change in net unrealized appreciation	22,640,086	3,626,494
Net increase in net assets resulting from operations	28,742,363	10,893,676
Distributions to shareholders from net investment income:
Investor Class	(1,410,393)	(3,089,368)
Institutional Class	(122,908)	(121,332)
Total distributions from net investment income	(1,533,301)	(3,210,700)
Distributions to shareholders from net realized gains:
Investor Class	(1,802,300)	—
Institutional Class	(196,140)	—
Total distributions from net realized gains	(1,998,440)	—
Decrease in net assets resulting from distributions	(3,531,741)	(3,210,700)
Share transactions—net:
Investor Class	(22,557,831)	(28,464,160)
Institutional Class	10,633,325	2,559,513
Net increase (decrease) in net assets resulting from share transactions	(11,924,506)	(25,904,647)
Net increase (decrease) in net assets	13,286,116	(18,221,671)
Net assets:
Beginning of period	218,761,474	236,983,145
End of period (including undistributed net investment income of $259,102 and $175,761, respectively)	$232,047,590	$218,761,474

Notes to Financial Statements

January 31, 2007

(Unaudited)

NOTE 1—Significant Accounting Policies

AIM S&P 500 Index Fund (the "Fund") is a series portfolio of AIM Stock Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of two separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

The Fund's investment objective is price performance and income comparable to the Standard & Poor's 500 Index (the "S&P 500").

A. Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

AIM S&P 500 INDEX FUND

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D.  Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.  Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F.  Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G.  Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates.

AIM S&P 500 INDEX FUND

H.  Indemnifications — Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.  Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are securities consistent with the Fund's investment objectives and may consist of U.S. Government Securities, U.S. Government Agency Securities and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.  Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

K.  Futures Contracts — The Fund may purchase or sell futures contracts. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.  Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.25% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Institutional (N.A.), Inc. ("INVESCO") whereby AIM pays INVESCO 40% of the fee paid by the Fund to AIM.

AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Investor Class and Institutional Class shares to 0.60% and 0.35% of average daily net assets, respectively, through at least June 30, 2007. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses. These credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation. To the extent that the annualized expense ratio does not exceed the expense limitation, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

For the six months ended January 31, 2007, AIM waived advisory fees of $21,703 and reimbursed $181,887 and $8,285 of class level expenses of the Investor Class and the Institutional Class shares, respectively.

At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the six months ended January 31, 2007, AMVESCAP reimbursed expenses of the Fund in the amount of $1,489.

The Trust has entered into a master administrative services agreement with AIM pursuant to which the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services, to the Fund. For the six months ended January 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

AIM S&P 500 INDEX FUND

The Trust has entered into a transfer agency and service agreement with AIM Investment Services, Inc. ("AIS") pursuant to which the Fund has agreed to pay AIS a fee for providing transfer agency and shareholder services to the Fund and reimburse AIS for certain expenses incurred by AIS in the course of providing such services. AIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by AIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the six months ended January 31, 2007, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Investor Class and Institutional Class shares of the Fund. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Investor Class shares (the "Plan"). The Fund, pursuant to the Plan, pays ADI compensation up to a maximum annual rate of 0.25% of the Fund's average daily net assets of Investor Class shares. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended January 31, 2007, expenses incurred under the Plan are shown in the Statement of Operations as distribution fees.

Certain officers and trustees of the Trust are officers and directors of AIM, AIS and/or ADI.

NOTE 3—Investments in Affiliates

The Fund is permitted, pursuant to procedures approved by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the six months ended January 31, 2007.

Fund	Value 07/31/06	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Value 01/31/07	Dividend Income	Realized Gain (Loss)
Liquid Assets Portfolio–Institutional Class	$—	$3,399,374	$(160,771)	$—	$3,238,603	$9,122	$—
Premier Portfolio–Institutional Class	—	3,399,374	(160,771)	—	3,238,603	9,065	—
Total Investments in Affiliates	$—	$6,798,748	$(321,542)	$—	$6,477,206	$18,187	$—

NOTE 4—Expense Offset Arrangements

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions, (ii) custodian credits which result from periodic overnight cash balances at the custodian and (iii) a one time custodian fee credit to be used to offset future custodian fees. For the six months ended January 31, 2007, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $7,617.

NOTE 5—Trustees' and Officer's Fees and Benefits

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the six months ended January 31, 2007, the Fund paid legal fees of $2,417 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Borrowings

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

During the six months ended January 31, 2007, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

AIM S&P 500 INDEX FUND

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the contractually agreed upon rate.

NOTE 7—Futures Contracts

On January 31, 2007, $500,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

  Open Futures Contracts at Period End

Contract	Number of Contracts	Month/ Commitment	Value 01/31/07	Unrealized Appreciation
S&P 500 Index	20	Mar-07/Long	$7,215,000	$81,180

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund's fiscal year-end.

The Fund did not have a capital loss carryforward as of July 31, 2006.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended January 31, 2007 was $5,175,376 and $22,482,318, respectively. For interim reporting periods, the cost of investments for tax purposes includes reversals of certain tax items, such as wash sales, that have occurred since the prior fiscal year-end.

  Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$59,938,708
Aggregate unrealized (depreciation) of investment securities	(9,597,503)
Net unrealized appreciation of investment securities	$50,341,205

Cost of investments for tax purposes is $181,668,276.

NOTE 10—Share Information

The Fund currently consists of two classes of shares: Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Each class of shares is sold at net asset value.

Changes in Shares Outstanding

	Six months ended January 31, 2007(a)		2006
	Shares	Amount	Shares	Amount
Sold:
Investor Class	1,310,077	$18,715,299	3,328,740	$43,983,674
Institutional Class	931,431	12,506,085	286,853	3,726,262
Issued as reinvestment of dividends:
Investor Class	214,887	3,139,899	228,835	3,030,086
Institutional Class	22,064	310,238	9,587	121,332
Reacquired(b):
Investor Class	(3,112,006)	(44,413,029)	(5,692,615)	(75,477,920)
Institutional Class	(157,109)	(2,182,998)	(102,070)	(1,288,081)
	(790,656)	$(11,924,506)	(1,940,670)	$(25,904,647)

(a)  There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 5% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third part record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

(b)  Amount is net of redemption fees of $2,721 and $268 for Investor Class and Institutional Class shares, respectively, for the six months ended January 31, 2007 and $18,529 and $684 for Investor Class and Institutional Class shares, respectively, for the year ended July 31, 2006.

AIM S&P 500 INDEX FUND

NOTE 11—New Accounting Standard

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions for FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and currently intends for the Fund to adopt FIN 48 provisions during the fiscal year ending July 31, 2008.

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Investor Class
	Six months ended January 31,		Year ended July 31,
	2007		2006	2005	2004	2003	2002
Net asset value, beginning of period	$13.40		$12.97	$11.60	$10.41	$9.59	$12.78
Income from investment operations:
Net investment income	0.10		0.18	0.18	0.11	0.10	0.09
Net gains (losses) on securities (both realized and unrealized)	1.69		0.44	1.36	1.18	0.82	(3.19)
Total from investment operations	1.79		0.62	1.54	1.29	0.92	(3.10)
Less distributions:
Dividends from net investment income	(0.09)		(0.19)	(0.17)	(0.10)	(0.10)	(0.09)
Distributions from net realized gains	(0.13)		—	—	—	—	—
Total distributions	(0.22)		(0.19)	(0.17)	(0.10)	(0.10)	(0.09)
Redemption fees added to shares of beneficial interest	0.00		0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$14.97		$13.40	$12.97	$11.60	$10.41	$9.59
Total return(a)	13.42%		4.77%	13.38%	12.43%	9.73%	(24.33)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$209,886		$209,138	$230,084	$234,090	$195,668	$135,578
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	0.61	%(b)	0.60%	0.65%	0.65%	0.65%	0.65%
Without fee waivers and/or expense reimbursements	0.80	%(b)	0.81%	0.83%	1.00%	1.05%	1.01%
Ratio of net investment income to average net assets	1.38	%(b)	1.35%	1.46%	0.99%	1.15%	0.84%
Portfolio turnover rate(c)	2%		7%	4%	2%	1%	3%

(a)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.

(b)  Ratios are annualized and based on average daily net assets of $210,952,763.

(c)  Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

AIM S&P 500 INDEX FUND

NOTE 12—Financial Highlights—(continued)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Institutional Class
	Six months ended January 31,		Year ended July 31,
	2007		2006	2005	2004	2003	2002
Net asset value, beginning of period	$12.83		$12.42	$11.11	$9.97	$9.23	$12.45
Income from investment operations:
Net investment income	0.12		0.20	0.21	0.13	0.13 (a)	0.08
Net gains (losses) on securities (both realized and unrealized)	1.62		0.42	1.30	1.14	0.78	(3.11)
Total from investment operations	1.74		0.62	1.51	1.27	0.91	(3.03)
Less distributions:
Dividends from net investment income	(0.11)		(0.21)	(0.20)	(0.13)	(0.17)	(0.19)
Distributions from net realized gains	(0.13)		—	—	—	—	—
Total distributions	(0.24)		(0.21)	(0.20)	(0.13)	(0.17)	(0.19)
Redemption fees added to shares of beneficial interest	0.00		0.00	0.00	0.00	0.00	0.00
Net asset value, end of period	$14.33		$12.83	$12.42	$11.11	$9.97	$9.23
Total return(b)	13.57%		5.01%	13.70%	12.77%	9.98%	(24.50)%
Ratios/supplemental data:
Net assets, end of period (000s omitted)	$22,162		$9,624	$6,899	$5,325	$4,239	$338
Ratio of expenses to average net assets:
With fee waivers and/or expense reimbursements	0.35	%(c)	0.35%	0.35%	0.35%	0.35%	0.35%
Without fee waivers and/or expense reimbursements	0.47	%(c)	0.47%	0.46%	0.67%	2.18%	7.36%
Ratio of net investment income to average net assets	1.63	%(c)	1.60%	1.76%	1.29%	1.35%	1.15%
Portfolio turnover rate(d)	2%		7%	4%	2%	1%	3%

(a)  Calculated using average shares outstanding.

(b)  Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.

(c)  Ratios are annualized and based on average daily net assets of $17,708,769.

(d)  Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 13—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. Management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

AIM S&P 500 INDEX FUND

NOTE 13—Legal Proceedings—(continued)

Pending Litigation and Regulatory Inquiries

On August 30, 2005, the West Virginia Office of the State Auditor - Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI (Order No. 05-1318). The WVASC makes findings of fact that AIM and ADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute.

Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

•  that the defendants permitted improper market timing and related activity in the AIM Funds;

•  that certain AIM Funds inadequately employed fair value pricing; and

•  that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the AMVESCAP defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. The plaintiff has commenced an appeal from that decision.

IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost security holders. IFG, AIM and ADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

AIM S&P 500 Index Fund

Trustees and Officers

Board of Trustees

Bob R. Baker

Frank S. Bayley

James T. Bunch

Bruce L. Crockett

Chair

Albert R. Dowden

Jack M. Fields

Martin L. Flangan

Carl Frischling

Robert H. Graham

Vice Chair

Prema Mathai-Davis

Lewis F. Pennock

Ruth H. Quigley

Larry Soll

Raymond Stickel Jr.

Philip A. Taylor

Officers

Philip A. Taylor

President and Principal
Executive Officer

Todd L. Spillane

Chief Compliance Officer

Russell C. Burk

Senior Vice President and Senior Officer

John M. Zerr

Senior Vice President, Secretary and Chief Legal Officer

Sidney M. Dilgren

Vice President, Treasurer and
Principal Financial Officer

Lisa O. Brinkley

Vice President

Kevin M. Carome

Vice President

Karen Dunn Kelley

Vice President

Office of the Fund

11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Investment Advisor

A I M Advisors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Transfer Agent

AIM Investment Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110-2801

Counsel to the Fund

Ballard Spahr
Andrews & Ingersoll, LLP
1735 Market Street, 51st Floor
Philadelphia, PA 19103-7599

Counsel to the Independent Trustees

Kramer, Levin, Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036-2714

Distributor

A I M Distributors, Inc.
11 Greenway Plaza
Suite 100
Houston, TX 77046-1173

Sub-Advisor

INVESCO Institutional (NA), Inc.
Structured Products Group
1166 Avenue of the Americas, 27th Floor
New York City, NY 10036

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If used after April 20, 2007, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds and exchange-traded funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976. AIM Investment Services, Inc. is the transfer agent for the products and services represented by AIM Investments. AIM is a subsidiary of AMVESCAP PLC, one of the world’s largest independent financial services companies with $469 billion in assets under management as of January 31, 2007.

Consider the investment objectives, risks, and charges and expenses carefully. For this and other information about AIM Funds, obtain a prospectus from your financial advisor and read it carefully before investing.

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   ITEM 2.     CODE OF ETHICS.

The Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report was amended in September, 2006, to (i) remove individuals listed in Exhibit A and any references to Exhibit A thus allowing for future flexibility and (ii) remove ambiguities found in the second paragraph of Section III.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.        AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.        PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.        AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.        SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.        DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.        PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.        PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT   INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.      CONTROLS AND PROCEDURES.

 (a)                                                                               As of March 15, 2007, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended.  Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 15, 2007, the Registrant’s disclosure controls and procedures were reasonably designed to ensure:  (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and  (2)  that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

 (b)                                                                              There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.     EXHIBITS.

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Stock Funds

By:
Philip A. Taylor
Principal Executive Officer

Date:	April 4, 2007

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:
Philip A. Taylor
Principal Executive Officer

Date:	April 4, 2007

By:
Sidney M. Dilgren
Principal Financial Officer

Date:	April 4, 2007

EXHIBIT INDEX

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.